STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 4936-7403-8122.2 SEVENTH AMENDED AND RESTATED MASTER LEASE AGREEMENT THIS SEVENTH AMENDED AND RESTATED MASTER LEASE AGREEMENT (this “Lease”) is made as of November 14, 2025 (the “Effective Date”), by and between STORE MASTER FUNDING XII, LLC, a Delaware limited liability company (“Lessor”), whose address is 8377 E. Hartford Drive, Suite 100, Scottsdale, Arizona 85255, and ASCENT INDUSTRIES CO., a Delaware corporation (“Lessee”), whose address is 20 N. Martingale Rd, Suite 430, Schaumburg IL 60173. Capitalized terms not defined herein shall have the meanings set forth in Exhibit A hereto. This Lease amends and restates in part that certain Sixth Amended and Restated Master Lease Agreement dated June 30, 2025 (together with any and all amendments thereto (the "Prior Lease") by and between Lessor and Lessee (formerly known as Synalloy Corporation). The terms of the Prior Lease shall remain in force and effect as to the period ending on 11:59 P.M. prior to the Effective Date hereof. The terms contained in this Lease shall apply to and be effective with respect to the period from and after the Effective Date, without novation, replacement or substitution of the Prior Lease, and the leasehold estate of Lessee shall mean the leasehold estate commencing under the Prior Lease. In consideration of the mutual covenants and agreements herein contained, Lessor and Lessee hereby covenant and agree as follows: ARTICLE I BASIC LEASE TERMS Section 1.01. Properties. The street addresses and legal descriptions of the Properties are set forth on Exhibit B attached hereto and incorporated herein. Section 1.02. Initial Term Expiration Date. September 30, 2036. Section 1.03. Extension Options. Two (2) extensions of ten (10) years each, as described in Section 3.02. Section 1.04. Term Expiration Date (if fully extended). September 30, 2056. Section 1.05. Current Base Annual Rental. $1,430,245.00, as described in Article IV. Section 1.06. Rental Adjustment. The lesser of (i) 2.00%, or (ii) 1.25 times the change in the Price Index, as described in Section 4.02. Section 1.07. Adjustment Date. October 1, 2026 and annually thereafter during the Lease Term (including any Extension Term). Section 1.08. Guarantor. None. Section 1.09. Lessee Tax Identification No. 57-0426694.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 2 4936-7403-8122.2 Section 1.10. Lessor Tax Identification No. 81-2113691. ARTICLE II LEASE OF PROPERTIES Section 2.01. Lease. In consideration of Lessee’s payment of the Rental and other Monetary Obligations and Lessee’s performance of all other obligations hereunder, Lessor hereby leases to Lessee, and Lessee hereby takes and hires, the Properties, “AS IS” and “WHERE IS” without representation or warranty by Lessor, and subject to the existing state of title, the parties in possession, any statement of facts which an accurate survey or physical inspection might reveal, and all Legal Requirements now or hereafter in effect. Section 2.02. Quiet Enjoyment. So long as Lessee shall pay the Rental and other Monetary Obligations provided in this Lease and shall keep and perform all of the terms, covenants and conditions on its part contained herein, Lessee shall have, subject to the terms and conditions set forth herein, the right to the peaceful and quiet enjoyment and occupancy of the Properties. ARTICLE III LEASE TERM; EXTENSION Section 3.01. Initial Term. The remaining term of this Lease (“Initial Term”) shall expire at midnight on September 30, 2036, unless terminated sooner as provided in this Lease and as may be extended as provided herein. The time period during which this Lease shall actually be in effect, including any Extension Term, is referred to as the “Lease Term.” Section 3.02. Extensions. Unless this Lease has expired or has been sooner terminated, or an Event of Default has occurred and is continuing at the time any extension option is exercised, Lessee shall have the right and option (each, an “Extension Option”) to extend the Initial Term for all and not less than all of the Properties for two (2) additional successive periods of ten (10) years each (each, an “Extension Term”), pursuant to the terms and conditions of this Lease then in effect. Section 3.03. Notice of Exercise. Lessee may only exercise the Extension Options by giving written notice thereof to Lessor of its election to do so no later than one hundred twenty (120) days prior to the expiration of the then-current Lease Term. If written notice of the exercise of any Extension Option is not received by Lessor by the applicable dates described above, then this Lease shall terminate on the last day of the Initial Term or, if applicable, the last day of the Extension Term then in effect. Upon the request of Lessor or Lessee, the parties hereto will, at the expense of Lessee, execute and exchange an instrument in recordable form setting forth the extension of the Lease Term in accordance with this Section 3.03. Section 3.04. Removal of Personalty. Upon the expiration of the Lease Term, and if Lessee is not then in breach hereof, Lessee may remove from the Properties all personal property belonging to Lessee. Lessee shall repair any damage caused by such removal and shall leave all of the Properties clean and in good and working condition and repair inside and

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 3 4936-7403-8122.2 out, subject to normal wear and tear, casualty and condemnation. Any property of Lessee left on the Properties on the tenth day following the expiration of the Lease Term shall, at Lessor’s option, automatically and immediately become the property of Lessor. ARTICLE IV RENTAL AND OTHER MONETARY OBLIGATIONS Section 4.01. Base Monthly Rental. During the Lease Term, on or before the first day of each calendar month, Lessee shall pay in advance the Base Monthly Rental then in effect. If the Effective Date is a date other than the first day of the month, Lessee shall pay to Lessor on the Effective Date the Base Monthly Rental prorated by multiplying the Base Monthly Rental by a fraction, the numerator of which is the number of days remaining in the month (including the Effective Date) for which Rental is being paid, and the denominator of which is the total number of days in such month. Section 4.02. Adjustments. During the Lease Term (including any Extension Term), on the first Adjustment Date and on each Adjustment Date thereafter, the Base Annual Rental shall increase by an amount equal to the Rental Adjustment; provided, however, that in no event shall Base Annual Rental be reduced as a result of the application of the Rental Adjustment. Section 4.03. Additional Rental. Lessee shall pay and discharge, as additional rental (“Additional Rental”), all sums of money required to be paid by Lessee under this Lease which are not specifically referred to as Rental. Lessee shall pay and discharge any Additional Rental when the same shall become due, provided that amounts which are billed to Lessor or any third party, but not to Lessee, shall be paid within fifteen (15) days after Lessor’s delivery or presentation of an invoice to Lessee and demand for payment thereof or, if earlier, when the same are due, provided, if the invoice for such amount has been delivered to Lessor, Lessor has forwarded the same to Lessee upon receipt. In no event shall Lessee be required to pay to Lessor any item of Additional Rental that Lessee is obligated to pay and has paid to any third party pursuant to any provision of this Lease. Section 4.04. Rentals to be Net to Lessor. The Base Annual Rental payable hereunder shall be net to Lessor, so that this Lease shall yield to Lessor the Rentals specified during the Lease Term, and all Costs and obligations of every kind and nature whatsoever relating to the Properties shall be performed and paid by Lessee. Lessee shall perform all of its obligations under this Lease at its sole cost and expense. All Rental and other Monetary Obligations which Lessee is required to pay hereunder shall be the unconditional obligation of Lessee and shall be payable in full when due and payable, without notice or demand, and without any setoff, abatement, deferment, deduction or counterclaim whatsoever. Section 4.05. ACH Authorization. Upon execution of this Lease, Lessee shall deliver to Lessor a complete Authorization Agreement – Pre-Arranged Payments in the form of Exhibit C attached hereto and incorporated herein by this reference, together with a voided check for account verification, establishing arrangements whereby payments of the Base Monthly Rental are transferred by Automated Clearing House Debit initiated by Lessor from an account established by Lessee at a United States bank or other financial institution to such account as Lessor may designate. Lessee shall continue to pay all Rental by Automated Clearing House Debit unless otherwise directed by Lessor.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 4 4936-7403-8122.2 Section 4.06. Late Charges; Default Interest. Any payment not made within three (3) days of the date due shall, in addition to any other remedy of Lessor, incur a late charge of five percent (5%) (which late charge is intended to compensate Lessor for the cost of handling and processing such delinquent payment and should not be considered interest). Any payment not made within five (5) days of the due date shall also bear interest at the Default Rate, such interest to be computed from and including the date such payment was due through and including the date of the payment; provided, however, in no event shall Lessee be obligated to pay a sum of late charge and interest higher than the maximum legal rate then in effect. Section 4.07. Holdover. IF LESSEE REMAINS IN POSSESSION OF THE PROPERTIES AFTER THE EXPIRATION OF THE TERM HEREOF, LESSEE, AT LESSOR’S OPTION AND WITHIN LESSOR’S SOLE DISCRETION, MAY BE DEEMED A TENANT ON A MONTH-TO-MONTH BASIS AND SHALL CONTINUE TO PAY RENTALS AND OTHER MONETARY OBLIGATIONS IN THE AMOUNTS HEREIN PROVIDED, EXCEPT THAT THE BASE MONTHLY RENTAL SHALL BE AUTOMATICALLY INCREASED TO ONE HUNDRED FIFTY PERCENT (150%) OF THE LAST BASE MONTHLY RENTAL PAYABLE UNDER THIS LEASE, AND LESSEE SHALL COMPLY WITH ALL THE TERMS OF THIS LEASE; PROVIDED THAT NOTHING HEREIN NOR THE ACCEPTANCE OF RENTAL BY LESSOR SHALL BE DEEMED A CONSENT TO SUCH HOLDING OVER. LESSEE SHALL DEFEND, INDEMNIFY, PROTECT AND HOLD THE INDEMNIFIED PARTIES HARMLESS FROM AND AGAINST ANY AND ALL LOSSES RESULTING FROM LESSEE’S FAILURE TO SURRENDER POSSESSION UPON THE EXPIRATION OF THE LEASE TERM. ARTICLE V REPRESENTATIONS AND WARRANTIES OF LESSEE The representations and warranties of Lessee contained in this Article V are being made to induce Lessor to enter into this Lease, and Lessor has relied, and will continue to rely, upon such representations and warranties. Lessee represents and warrants to Lessor as follows: Section 5.01. Organization, Authority and Status of Lessee. Lessee has been duly organized or formed, is validly existing and in good standing under the laws of its state of formation and is qualified as a foreign corporation to do business in any jurisdiction where such qualification is required. All necessary corporate action has been taken to authorize the execution, delivery and performance by Lessee of this Lease and of the other documents, instruments and agreements provided for herein. Lessee is not, and if Lessee is a “disregarded entity,” the owner of such disregarded entity is not, a “nonresident alien,” “foreign corporation,” “foreign partnership,” “foreign trust,” “foreign estate,” or any other “person” that is not a “United States Person” as those terms are defined in the Code and the regulations promulgated thereunder. The Person who has executed this Lease on behalf of Lessee is duly authorized to do so. Section 5.02. Enforceability. This Lease constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms. Section 5.03. Litigation. There are no suits, actions, proceedings or investigations pending, or to the best of its knowledge, threatened against or involving any Lessee Entity or

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 5 4936-7403-8122.2 the Properties before any arbitrator or Governmental Authority which might reasonably result in any Material Adverse Effect. Section 5.04. Absence of Breaches or Defaults. Lessee is not in default under any document, instrument or agreement to which Lessee is a party or by which Lessee, the Properties or any of Lessee’s property is subject or bound, which has had, or could reasonably be expected to result in, a Material Adverse Effect. The authorization, execution, delivery and performance of this Lease and the documents, instruments and agreements provided for herein will not result in any breach of or default under any document, instrument or agreement to which Lessee is a party or by which Lessee, the Properties or any of Lessee’s property is subject or bound. Section 5.05. Compliance with OFAC Laws. None of the Lessee Entities, and no individual or entity owning directly or indirectly any interest in any of the Lessee Entities, is an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws or is otherwise in violation of any of the OFAC Laws; provided, however, that the representation contained in this sentence shall not apply to any Person to the extent such Person’s interest is in or through a U.S. Publicly Traded Entity. Section 5.06. Solvency. There is no contemplated, pending or threatened Insolvency Event or similar proceedings, whether voluntary or involuntary, affecting Lessee or any Lessee Entity. Lessee does not have unreasonably small capital to conduct its business. Section 5.07. Ownership. None of (i) Lessee, (ii) any Affiliate of Lessee, or (iii) any Person owning ten percent (10%) or more of Lessee, owns, directly or indirectly, ten percent (10%) or more of the total voting power or total value of capital stock in STORE Capital LLC. ARTICLE VI TAXES AND ASSESSMENTS; UTILITIES; INSURANCE Section 6.01. Taxes. (a) Payment. Subject to the provisions of Section 6.01(b) below, Lessee shall pay, prior to the earlier of delinquency or the accrual of interest on the unpaid balance, all taxes and assessments of every type or nature assessed by applicable Governmental Authorities having jurisdiction over the Properties against or imposed upon the Properties, Lessee or Lessor during the Lease Term related to or arising out of this Lease and the activities of the parties hereunder, including without limitation, (i) all taxes or assessments upon the Properties or any part thereof and upon any personal property, trade fixtures and improvements located on the Properties, whether belonging to Lessor or Lessee, or any tax or charge levied in lieu of such taxes and assessments; (ii) all taxes, charges, license fees and or similar fees imposed by reason of the use of the Properties by Lessee; (iii) all excise, franchise, transaction, privilege, sales, use and other taxes upon the Rental or other Monetary Obligations hereunder, the leasehold estate of either party or the activities of either party pursuant to this Lease; and (iv) all franchise, privilege or similar taxes of Lessor calculated on the value of the Properties or on the amount of capital apportioned to the Properties. Notwithstanding anything in clauses (i) through (iv) to the contrary, Lessee shall not be obligated to pay or reimburse

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 6 4936-7403-8122.2 Lessor for any taxes based on the net income or gross rental income of Lessor or for any margin tax in the State of Texas. (b) Right to Contest. Within thirty (30) days after each tax and assessment payment is required by this Section 6.01 to be paid, Lessee shall provide Lessor with evidence reasonably satisfactory to Lessor that taxes and assessments have been timely paid by Lessee. In the event Lessor receives a tax bill, Lessor shall use commercially reasonable efforts to forward said bill to Lessee within fifteen (15) days of Lessor’s receipt thereof. Lessee may, at its own expense, contest or cause to be contested (in the case of any item involving more than $10,000, after prior written notice to Lessor, which shall be given within fifteen (15) days of Lessee’s determination to contest any matter as permitted herein), by appropriate legal proceedings conducted in good faith and with due diligence, any above-described item or lien with respect thereto, including, without limitation, the amount or validity or application, in whole or in part, of such item, provided that (i) neither the Properties nor any interest therein would be in any danger of being sold, forfeited or lost by reason of such proceedings; (ii) no Event of Default has occurred and is continuing; (iii) if and to the extent required by the applicable taxing authority and/or Lessor, Lessee posts a bond or takes other steps acceptable to such taxing authority and/or Lessor that removes such lien or stays enforcement thereof; (iv) Lessee shall promptly provide Lessor with copies of all notices received or delivered by Lessee and filings made by Lessee in connection with such proceeding; and (v) upon termination of such proceedings, it shall be the obligation of Lessee to pay the amount of any such tax and assessment or part thereof as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees (including attorneys’ fees and disbursements), interest, penalties or other liabilities in connection therewith. Lessor shall at the request of Lessee, execute or join in the execution of any instruments or documents necessary in connection with such contest or proceedings, but Lessor shall incur no cost or obligation thereby. Section 6.02. Utilities. Lessee shall contract, in its own name, for and pay when due all charges for the connection and use of water, gas, electricity, telephone, garbage collection, sewer use and other utility services supplied to the Properties during the Lease Term. Under no circumstances shall Lessor be responsible for any interruption of any utility service. Section 6.03. Insurance. TO BE REVIEWED BY LESSOR’S INSURANCE CONSULTANT AND MODIFIED, IF NECESSARY, TO FIT TRANSACTION (a) Coverage. Throughout the Lease Term, Lessee shall maintain, with respect to each of the Properties, at its sole expense, the following types and amounts of insurance, in addition to such other insurance as Lessor may reasonably require from time to time: (i) Insurance against loss or damage to real property and personal property under an “all risk” or “special form” insurance policy, which shall include coverage against all risks of direct physical loss, including but not limited to loss by fire, lightning, wind, terrorism, and other risks normally included in the standard ISO special form (and shall also include National Flood and Excess Flood insurance for any Property located in Flood Zone A or Flood Zone V, as

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 7 4936-7403-8122.2 designated by FEMA, or otherwise located in a flood zone area identified by FEMA as a 100-year flood zone or special hazard area, and earthquake insurance if any Property is located within a moderate to high earthquake hazard zone as determined by an approved insurance company set forth in Section 6.03(b)(x) below). Such policy shall also include soft costs, a joint loss agreement, coverage for ordinance or law covering the loss of value of the undamaged portion of the Properties, costs to demolish and the increased costs of construction if any of the improvements located on, or the use of, the Properties shall at any time constitute legal non-conforming structures or uses. Ordinance or law limits shall be in an amount equal to the full replacement cost for the loss of value of the undamaged portion of the Properties and no less than 25% of the replacement cost for costs to demolish and the increased cost of construction, or in an amount otherwise specified by Lessor. Such insurance shall be in amounts not less than 100% of the full insurable replacement cost values (without deduction for depreciation), with an agreed amount endorsement or without any coinsurance provision, and with sublimits satisfactory to Lessor, as determined from time to time at Lessor’s request but not more frequently than once in any 12-month period. (ii) Commercial general liability insurance, including products and completed operation liability, covering Lessor and Lessee against bodily injury liability, property damage liability and personal and advertising injury, including without limitation any liability arising out of the ownership, maintenance, repair, condition or operation of every Property or adjoining ways, streets, parking lots or sidewalks. Such insurance policy or policies shall contain a broad form contractual liability endorsement under which the insurer agrees to insure Lessee’s obligations under Article X hereof to the extent insurable, and a “severability of interest” clause or endorsement which precludes the insurer from denying the claim of Lessee or Lessor because of the negligence or other acts of the other, shall be in amounts of not less than $10,000,000 per occurrence for bodily injury and property damage, and $10,000,000 general aggregate per location, or such higher limits as Lessor may reasonably require from time to time, and shall be of form and substance satisfactory to Lessor. Such limits of insurance can be acquired through Commercial General liability and Umbrella liability policies. (iii) Workers’ compensation and Employers Liability insurance in the amount of $1,000,000 or, if the amount required by state statute in the applicable Property’s location is less, such lesser coverage amount, covering all persons employed by Lessee on the Properties in connection with any work done on or about any of the Properties for which claims for death or bodily injury could be asserted against Lessor, Lessee or the Properties. (iv) Business interruption insurance including Rental Value Insurance payable to Lessor at all locations for a period of not less than twelve (12) months. Such insurance is to follow the form of the real property “all risk” or “special form” coverage and is not to contain a co-insurance clause. Such insurance is to have a minimum of 180 days of extended period of indemnity.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 8 4936-7403-8122.2 (v) Automobile liability insurance, including owned, non-owned and hired car liability insurance for combined limits of liability of $5,000,000 per occurrence. The limits of liability can be provided in a combination of an automobile liability policy and an umbrella liability policy. (vi) Comprehensive Boiler and Machinery or Equipment Breakdown Insurance against loss or damage from explosion of any steam or pressure boilers or similar apparatus, if any, and other building equipment including HVAC units located in or about each Property and in an amount equal to the lesser of 25% of the 100% replacement cost of each Property or $5,000,000. (vii) Such additional and/or other insurance and in such amounts as at the time is customarily carried by prudent owners or tenants with respect to improvements and personal property similar in character, location and use and occupancy to each Property. (b) Insurance Provisions. All insurance policies shall: (i) provide for a waiver of subrogation by the insurer as to claims against Lessor, its employees and agents; (ii) be primary and provide that any “other insurance” clause in the insurance policy shall exclude any policies of insurance maintained by Lessor and the insurance policy shall not be brought into contribution with insurance maintained by Lessor; (iii) contain deductibles not to exceed $25,000, except for property insurance and workers’ compensation insurance which may have a deductible up to $250,000; (iv) contain a standard non-contributory mortgagee clause or endorsement in favor of any Lender designated by Lessor; (v) provide that the policy of insurance shall not be terminated, cancelled or amended without at least thirty (30) days’ prior written notice to Lessor and to any Lender covered by any standard mortgagee clause or endorsement; (vi) provide that the insurer shall not have the option to restore the Properties if Lessor elects to terminate this Lease in accordance with the terms hereof; (vii) be in amounts sufficient at all times to satisfy any coinsurance requirements thereof; (viii) except for workers’ compensation insurance referred to in Section 6.03(a)(iii) above, name Lessor and any Lessor Affiliate or Lender requested by Lessor, as an “additional insured” with respect to liability insurance, and as an “additional named insured” or “additional insured” with respect to real

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 9 4936-7403-8122.2 property and rental value insurance, as appropriate and as their interests may appear; (ix) be evidenced by delivery to Lessor and any Lender designated by Lessor of an Acord Form 28 for property, business interruption and boiler & machinery coverage (or any other form requested by Lessor) and an Acord Form 25 for commercial general liability, workers’ compensation and umbrella coverage (or any other form requested by Lessor); provided that in the event that either such form is no longer available, such evidence of insurance shall be in a form reasonably satisfactory to Lessor and any Lender designated by Lessor; and (x) be issued by insurance companies licensed to do business in the states where the Properties are located and which are rated no less than A-X by Best’s Insurance Guide or are otherwise approved by Lessor. (c) Additional Obligations. It is expressly understood and agreed that (i) if any insurance required hereunder, or any part thereof, shall expire, be withdrawn, become void by breach of any condition thereof by Lessee, or become void or in jeopardy by reason of the failure or impairment of the capital of any insurer, Lessee shall immediately obtain new or additional insurance reasonably satisfactory to Lessor and any Lender designated by Lessor; (ii) the minimum limits of insurance coverage set forth in this Section 6.03 shall not limit the liability of Lessee for its acts or omissions as provided in this Lease; (iii) Lessee shall procure policies for all insurance for periods of not less than one year and shall provide to Lessor and any servicer or Lender of Lessor certificates of insurance or, upon Lessor’s request, duplicate originals of insurance policies evidencing that insurance satisfying the requirements of this Lease is in effect at all times; (iv) Lessee shall pay as they become due all premiums for the insurance required by this Section 6.03; (v) in the event that Lessee fails to comply with any of the requirements set forth in this Section 6.03, within ten (10) days of the giving of written notice by Lessor to Lessee, (A) Lessor shall be entitled to procure such insurance; and (B) any sums expended by Lessor in procuring such insurance shall be Additional Rental and shall be repaid by Lessee, together with interest thereon at the Default Rate, from the time of payment by Lessor until fully paid by Lessee immediately upon written demand therefor by Lessor; and (vi) Lessee shall maintain all insurance policies required in this Section 6.03 not to be cancelled, invalidated or suspended on account of the conduct of Lessee, its officers, directors, managers, members, employees or agents, or anyone acting for Lessee or any subtenant or other occupant of the Properties, and shall comply with all policy conditions and warranties at all times to avoid a forfeiture of all or a part of any insurance payment. (d) Blanket Policies. Notwithstanding anything to the contrary in this Section 6.03, any insurance which Lessee is required to obtain pursuant to this Section 6.03 may be carried under a “blanket” policy or policies covering other properties or liabilities of Lessee provided that such “blanket” policy or policies otherwise comply with the provisions of this Section 6.03. Section 6.04. Tax Impound. Upon the occurrence of an Event of Default and with respect to each Event of Default, in addition to any other remedies, Lessor may require Lessee

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 10 4936-7403-8122.2 to pay to Lessor on the first day of each month the amount that Lessor reasonably estimates will be necessary in order to accumulate with Lessor sufficient funds in an impound account (which shall not be deemed a trust fund) (the “Reserve”) for Lessor to pay any and all real estate taxes (“Real Estate Taxes”) for the Properties for the ensuing twelve (12) months, or, if due sooner, Lessee shall pay the required amount immediately upon Lessor’s demand therefor. Lessor shall, upon prior written request of Lessee, provide Lessee with evidence reasonably satisfactory to Lessee that payment of the Real Estate Taxes was made in a timely fashion. In the event that the Reserve does not contain sufficient funds to timely pay any Real Estate Taxes, upon Lessor’s written notification thereof, Lessee shall, within five (5) Business Days of such notice, provide funds to Lessor in the amount of such deficiency. Lessor shall pay or cause to be paid directly to the applicable taxing authorities any Real Estate Taxes then due and payable for which there are funds in the Reserve; provided, however, that in no event shall Lessor be obligated to pay any Real Estate Taxes in excess of the funds held in the Reserve, and Lessee shall remain liable for any and all Real Estate Taxes, including fines, penalties, interest or additional costs imposed by any taxing authority (unless incurred as a result of Lessor’s failure to timely pay Real Estate Taxes for which it had funds in the Reserve). Lessee shall cooperate fully with Lessor in assuring that the Real Estate Taxes are timely paid. Lessor may deposit all Reserve funds in accounts insured by any federal or state agency and may commingle such funds with other funds and accounts of Lessor. Interest or other gains from such funds, if any, shall be the sole property of Lessor. Upon an Event of Default, in addition to any other remedies, Lessor may apply all impounded funds in the Reserve against any sums due from Lessee to Lessor. Lessor shall give to Lessee an annual accounting showing all credits and debits to and from such impounded funds received from Lessee. ARTICLE VII MAINTENANCE; ALTERATIONS Section 7.01. Condition of Property; Maintenance. Lessee hereby accepts the Properties “AS IS” and “WHERE IS” with no representation or warranty of Lessor as to the condition thereof. Lessee shall, at its sole cost and expense, be responsible for (a) keeping all of the building, structures and improvements erected on each of the Properties in good order and repair, free from actual or constructive waste; (b) the repair or reconstruction of any building, structures or improvements erected on the Properties damaged or destroyed by a Casualty; (c) subject to Section 7.02, making all necessary structural, non-structural, exterior and interior repairs and replacements to any building, structures or improvements erected on the Properties; (d) (i) ensuring that no party encroaches upon any Property, and (ii) prosecuting any claims that Lessee seeks to bring against any Person relating to Lessee’s use and possession of any Property; and (e) paying all operating costs of the Properties in the ordinary course of business. Lessee waives any right to require Lessor to maintain, repair or rebuild all or any part of the Properties or make repairs at the expense of Lessor pursuant to any Legal Requirements at any time in effect. Section 7.02. Alterations and Improvements. During the Lease Term, Lessee shall not alter the exterior, structural, plumbing or electrical elements of the Properties in any manner without the consent of Lessor, which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, Lessee may undertake nonstructural alterations to the Properties, individually, costing $250,000 or less without Lessor’s prior written consent. If Lessor’s consent is required hereunder and Lessor consents to the making of any such

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 11 4936-7403-8122.2 alterations, the same shall be made by Lessee at Lessee’s sole expense by a licensed contractor and according to plans and specifications approved by Lessor and subject to such other conditions as Lessor shall reasonably require. Any work at any time commenced by Lessee on the Properties shall be prosecuted diligently to completion, shall be of good workmanship and materials and shall comply fully with all the terms of this Lease and all Legal Requirements. Upon completion of any alterations individually costing more than $250,000, Lessee shall promptly provide Lessor with evidence of full payment to all laborers and materialmen contributing to the alterations. Additionally, upon completion of any alterations, Lessee shall promptly provide Lessor with (a) an architect’s certificate certifying the alterations to have been completed in conformity with the plans and specifications (if the alterations are of such a nature as would require the issuance of such a certificate from the architect); (b) a certificate of occupancy (if the alterations are of such a nature as would require the issuance of a certificate of occupancy); and (c) any related documents or information reasonably requested by Lessor. Lessee shall keep the Properties free from any liens arising out of any work performed on, or materials furnished to, the Properties. Lessee shall execute and file or record, as appropriate, a “Notice of Non-Responsibility,” or any equivalent notice permitted under applicable Law in the states where the Properties are located which provides that Lessor is not responsible for the payment of any costs or expenses relating to the additions or alterations. Any addition to or alteration of the Properties shall be deemed a part of the Properties and belong to Lessor, and Lessee shall execute and deliver to Lessor such instruments as Lessor may require to evidence the ownership by Lessor of such addition or alteration. Lessor and Lessee acknowledge and agree that their relationship is and shall be solely that of “Lessor- Lessee” (thereby excluding a relationship of “owner-contractor,” “owner-agent” or other similar relationships). Accordingly, all materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with Lessee, any contractor or subcontractor of Lessee or any other Lessee party for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Properties at any time from the date hereof until the end of the Lease Term, are hereby charged with notice that they look exclusively to Lessee to obtain payment for same. Section 7.03. Encumbrances. During the Lease Term, following reasonable prior notice to Lessee, Lessor shall have the right to grant easements on, over, under and above the Properties, provided that such easements will not materially interfere with Lessee’s use of the Properties. Lessee shall comply with and perform all obligations of Lessor under all easements, declarations, covenants, restrictions and other items of record now or hereafter encumbering the Properties; provided, however, that Lessor shall provide prior written notice to Lessee of any easements, declarations, covenants, and restrictions to which Lessor subjects the Property. Without Lessor’s prior written consent, Lessee shall not grant any easements on, over, under or above the Properties. ARTICLE VIII USE OF THE PROPERTIES; COMPLIANCE Section 8.01. Use. During the Lease Term, each of the Properties shall be used solely for the operation of a Permitted Facility. Except during periods when a Property is untenantable due to Casualty or Condemnation (and provided that Lessee continues to strictly comply with the other terms and conditions of this Lease), Lessee shall at all times during the Lease Term occupy the Properties and shall diligently operate its business on the Properties. In the event

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 12 4936-7403-8122.2 that Lessee shall change the use of the Properties or the concept or brand operated on the Properties, Lessee shall provide Lessor with written notice of any such change and copies of the franchise agreement(s) related to such new concept or brand, if any. Section 8.02. Compliance. LESSEE’S USE AND OCCUPATION OF EACH OF THE PROPERTIES, AND THE CONDITION THEREOF, SHALL, AT LESSEE’S SOLE COST AND EXPENSE, COMPLY FULLY WITH ALL LEGAL REQUIREMENTS AND ALL RESTRICTIONS, COVENANTS AND ENCUMBRANCES OF RECORD, AND ANY OWNER OBLIGATIONS UNDER SUCH LEGAL REQUIREMENTS, OR RESTRICTIONS, COVENANTS AND ENCUMBRANCES OF RECORD, WITH RESPECT TO THE PROPERTIES, IN EITHER EVENT, THE FAILURE WITH WHICH TO COMPLY COULD HAVE A MATERIAL ADVERSE EFFECT. WITHOUT IN ANY WAY LIMITING THE FOREGOING PROVISIONS, LESSEE SHALL COMPLY WITH ALL LEGAL REQUIREMENTS RELATING TO ANTI-TERRORISM, TRADE EMBARGOS, ECONOMIC SANCTIONS, ANTI-MONEY LAUNDERING LAWS, AND THE AMERICANS WITH DISABILITIES ACT OF 1990, AS SUCH ACT MAY BE AMENDED FROM TIME TO TIME, AND ALL REGULATIONS PROMULGATED THEREUNDER, AS IT AFFECTS THE PROPERTIES NOW OR HEREAFTER IN EFFECT. LESSEE SHALL OBTAIN, MAINTAIN AND COMPLY WITH ALL REQUIRED LICENSES AND PERMITS, BOTH GOVERNMENTAL AND PRIVATE, TO USE AND OPERATE THE PROPERTIES AS PERMITTED FACILITIES. UPON LESSOR’S WRITTEN REQUEST FROM TIME TO TIME DURING THE LEASE TERM, LESSEE SHALL CERTIFY IN WRITING TO LESSOR THAT LESSEE’S REPRESENTATIONS, WARRANTIES AND OBLIGATIONS UNDER SECTION 5.05 AND THIS SECTION 8.02 REMAIN TRUE AND CORRECT AND HAVE NOT BEEN BREACHED. LESSEE SHALL IMMEDIATELY NOTIFY LESSOR IN WRITING IF ANY OF SUCH REPRESENTATIONS, WARRANTIES OR COVENANTS ARE NO LONGER TRUE OR HAVE BEEN BREACHED OR IF LESSEE HAS A REASONABLE BASIS TO BELIEVE THAT THEY MAY NO LONGER BE TRUE OR HAVE BEEN BREACHED. IN CONNECTION WITH SUCH AN EVENT, LESSEE SHALL COMPLY WITH ALL LEGAL REQUIREMENTS AND DIRECTIVES OF GOVERNMENTAL AUTHORITIES AND, AT LESSOR’S REQUEST, PROVIDE TO LESSOR COPIES OF ALL NOTICES, REPORTS AND OTHER COMMUNICATIONS EXCHANGED WITH, OR RECEIVED FROM, GOVERNMENTAL AUTHORITIES RELATING TO SUCH AN EVENT. LESSEE SHALL ALSO REIMBURSE LESSOR FOR ALL COSTS INCURRED BY LESSOR IN EVALUATING THE EFFECT OF SUCH AN EVENT ON THE PROPERTIES AND THIS LEASE, IN OBTAINING ANY NECESSARY LICENSE FROM GOVERNMENTAL AUTHORITIES AS MAY BE NECESSARY FOR LESSOR TO ENFORCE ITS RIGHTS UNDER THE TRANSACTION DOCUMENTS, AND IN COMPLYING WITH ALL LEGAL REQUIREMENTS APPLICABLE TO LESSOR AS THE RESULT OF THE EXISTENCE OF SUCH AN EVENT AND FOR ANY PENALTIES OR FINES IMPOSED UPON LESSOR AS A RESULT THEREOF. LESSEE WILL USE ITS BEST EFFORTS TO PREVENT ANY ACT OR CONDITION TO EXIST ON OR ABOUT THE PROPERTIES THAT WILL MATERIALLY INCREASE ANY INSURANCE RATE THEREON, EXCEPT WHEN SUCH ACTS ARE REQUIRED IN THE NORMAL COURSE OF ITS BUSINESS AND LESSEE SHALL PAY FOR SUCH INCREASE. LESSEE AGREES THAT IT WILL DEFEND, INDEMNIFY AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES CAUSED BY, INCURRED OR RESULTING FROM LESSEE’S FAILURE TO COMPLY WITH ITS OBLIGATIONS UNDER THIS SECTION, EXCLUDING LOSSES SUFFERED BY AN INDEMNIFIED PARTY ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 13 4936-7403-8122.2 Section 8.03. Environmental. (a) Covenants. (i) Lessee covenants to Lessor during the Lease Term, subject to the limitations of subsection (ii) below, as follows: (A) Lessee shall permit no uses or operations on or of the Properties, whether by Lessee or any other Person, that are not in compliance with all Environmental Laws and permits issued pursuant thereto. (B) Lessee shall permit no Releases in, on, under or from the Properties, except in Permitted Amounts. (C) Lessee shall permit no Hazardous Materials or Regulated Substances in, on or under the Properties, except in Permitted Amounts. Above and below ground storage tanks shall be properly permitted and only used as permitted. (D) Lessee shall keep the Properties or cause the Properties to be kept free and clear of all Environmental Liens, whether due to any act or omission of Lessee or any other Person. (E) Lessee shall not act or fail to act or allow any other tenant, occupant, guest, customer or other user of the Properties to act or fail to act in any way that (1) materially increases a risk to human health or the environment, (2) poses an unreasonable or unacceptable risk of harm to any Person or the environment (whether on or off any of the Properties), (3) has a Material Adverse Effect, (4) is contrary to any material requirement set forth in the insurance policies maintained by Lessee or Lessor, (5) constitutes a public or private nuisance or constitutes waste, (6) violates any covenant, condition, agreement or easement applicable to the Properties, or (7) would result in any reopening or reconsideration of any prior investigation or causes a new investigation by a Governmental Authority having jurisdiction over any Property. (F) Lessee shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to this Section 8.03, including but not limited to providing all relevant information and making knowledgeable persons available for interviews. (G) Lessee shall, at its sole cost and expense, comply with the terms and provisions of and perform all obligations and covenants set forth in the Consent Order. (ii) Notwithstanding any provision of this Lease to the contrary, an Event of Default shall not be deemed to have occurred as a result of the failure of Lessee to satisfy any one or more of the covenants set forth in subsections (A) through (E) above provided that Lessee shall be in compliance with the

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 14 4936-7403-8122.2 requirements of any Governmental Authority with respect to the Remediation of any Release at the Properties. (b) Notification Requirements. During the Lease Term, Lessee shall immediately notify Lessor in writing upon Lessee obtaining actual knowledge of (i) any Releases or Threatened Releases in, on, under or from any of the Properties other than in Permitted Amounts, or migrating towards any of the Properties; (ii) any non-compliance with any Environmental Laws related in any way to any of the Properties; (iii) any actual or potential Environmental Lien or activity use limitation; (iv) any required or proposed Remediation of environmental conditions relating to any of the Properties required by applicable Governmental Authorities; and (v) any written or oral notice or other communication of which Lessee becomes aware from any source whatsoever (including but not limited to a Governmental Authority) relating in any way to Hazardous Materials, Regulated Substances or above or below ground storage tanks, or Remediation thereof at or on any of the Properties, other than in Permitted Amounts, possible liability of any Person relating to any of the Properties pursuant to any Environmental Law, other environmental conditions in connection with any of the Properties, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Section. Lessee shall, upon Lessor’s written request, deliver to Lessor a certificate stating that Lessee is and has been in full compliance with all of the environmental representations, warranties and covenants in this Lease. (c) Remediation. Lessee shall, at its sole cost and expense, and without limiting any other provision of this Lease, effectuate any Remediation required by any Governmental Authority of any condition (including, but not limited to, a Release or Threatened Release) in, on, under or from the Properties and take any other reasonable action deemed necessary by any Governmental Authority for protection of human health or the environment. Should Lessee fail to undertake any required Remediation in accordance with the preceding sentence, Lessor, after written notice to Lessee and Lessee’s failure to immediately undertake such Remediation, shall be permitted to complete such Remediation, and all Costs incurred in connection therewith shall be paid by Lessee. Any Cost so paid by Lessor, together with interest at the Default Rate, shall be deemed to be Additional Rental hereunder and shall be immediately due from Lessee to Lessor. (d) Indemnification. LESSEE SHALL, AT ITS SOLE COST AND EXPENSE, PROTECT, DEFEND, INDEMNIFY, RELEASE AND HOLD HARMLESS EACH OF THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES, INCLUDING, BUT NOT LIMITED TO, ALL COSTS OF REMEDIATION (WHETHER OR NOT PERFORMED VOLUNTARILY), ARISING OUT OF OR IN ANY WAY RELATING TO ANY ENVIRONMENTAL LAWS, HAZARDOUS MATERIALS, REGULATED SUBSTANCES, ABOVE OR BELOW GROUND STORAGE TANKS, OR OTHER ENVIRONMENTAL MATTERS CONCERNING THE PROPERTIES, EXCLUDING LOSSES SUFFERED BY AN INDEMNIFIED PARTY ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT LESSEE’S OBLIGATIONS UNDER THIS SECTION SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE FOR ANY REASON FOR TWO (2) YEARS PURSUANT TO SUBSECTION 8.03(G) BELOW.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 15 4936-7403-8122.2 (e) Right of Entry. In the event that Lessor has a reasonable basis to believe that a Release or a violation of any Environmental Law has occurred, Lessor and any other Person designated by Lessor, including but not limited to any receiver, any representative of a Governmental Authority, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Properties during business hours with reasonable prior notice to assess any and all aspects of the environmental condition of any Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lessor’s sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing; provided, however, that such entry does not unreasonably interfere with Lessee’s operations or impose any risk on persons on the Properties. Lessee shall cooperate with and provide access to Lessor and any other Person designated by Lessor. Any such assessment or investigation shall be at Lessee’s sole cost and expense. (f) Environmental Insurance. Throughout the Lease Term, Lessor shall have the right, at its sole cost and expense, to maintain an Environmental Policy with respect to the Properties. Upon expiration of an Environmental Policy, Lessee shall reasonably cooperate with Lessor in connection with Lessor’s renewal or replacement of such Environmental Policy and allow for any necessary environmental investigations of the Properties. (g) Survival. The obligations of Lessee and the rights and remedies of Lessor under this Section 8.03 shall survive the termination, expiration and/or release of this Lease for a period of two (2) years. Section 8.04. Sustainability. (a) Lessor encourages Lessee to implement environmentally responsible initiatives at the Properties and to read the Policy Statement on Environmental Responsibility from Lessor’s Affiliate, STORE Capital LLC at https://www.storecapital.com/wp-content/uploads/store-policy-statement-on- environmental-sustainability-esg-1.pdf. Please direct all inquiries regarding sustainability matters to sustainability@storecapital.com. (b) Upon the written request of Lessor, Lessee shall deliver to Lessor copies of all utility bills and historical consumption data for utilities at the Properties for the preceding calendar quarter for purposes of evaluating and reporting environmental sustainability matters. Lessor is hereby authorized to request and obtain, on behalf of Lessee, Lessee’s utility consumption data for the Properties from the applicable utility provider and Lessee shall execute any reasonable notice, agreement or consent evidencing such authorization. ARTICLE IX ADDITIONAL COVENANTS Section 9.01. Performance at Lessee’s Expense. Lessee acknowledges and confirms that Lessor may impose reasonable administrative, processing or servicing fees (not to

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 16 4936-7403-8122.2 exceed the amount of $5,000 per instance), and collect its reasonable and actual attorneys’ fees, costs and expenses in connection with (a) any extension, renewal, modification, amendment and termination of this Lease requested by Lessee; (b) any release or substitution of Properties requested by Lessee; (c) the procurement of consents, waivers and approvals with respect to the Properties or any matter related to this Lease requested by Lessee; (d) the review of any assignment or sublease or proposed assignment or sublease or the preparation or review of any subordination or non-disturbance agreement requested by Lessee; (e) the collection, maintenance and/or disbursement of reserves created under this Lease or the other Transaction Documents (following an Event of Default); and (f) inspections required to make certain determinations under this Lease or the other Transaction Documents following Lessor’s reasonable belief of a breach under this Lease or any other Transaction Documents. Section 9.02. Inspection. Lessor and its authorized representatives shall have the right, at all reasonable times and upon giving reasonable (at least 24 hours) prior notice (except in the event of an emergency, in which case no prior notice shall be required), to enter the Properties or any part thereof and inspect the same; provided, however, that such inspections shall not unreasonably interfere with the business of Lessee or impose any risk on any people or property at the Properties. Lessee hereby waives any claim for damages for any injury or inconvenience to or interference with Lessee’s business, any loss of occupancy or quiet enjoyment of the Properties and any other loss occasioned by such entry, but, subject to Section 10.01, excluding damages arising as a result of the gross negligence or willful misconduct of Lessor. Section 9.03. Financial Information. (a) Financial Statements. Within forty five (45) days after the end of each fiscal quarter and within one hundred twenty (120) days after the end of each fiscal year of Lessee and Lessee Reporting Entities, Lessee shall deliver to Lessor (i) complete consolidated financial statements that consolidate Lessee and Lessee Reporting Entities, including a balance sheet, profit and loss statement, statement of stockholders’ equity and statement of cash flows and all other related schedules for the fiscal period then ended, such statements to detail separately interest expense, income taxes, non- cash expenses, non-recurring expenses, operating lease expense and current portion of long-term debt – capital leases; (ii) income statements for the business at each of the Properties; and (iii) the supplemental financial information set forth on Schedule 9.03. All such financial statements shall be prepared in accordance with GAAP, and shall be certified to be accurate and complete by an officer or director of each Lessee Reporting Entity. In the event that Lessee’s business at the Properties is ordinarily consolidated with other business for financial statements purposes, a separate profit and loss statement shall be provided showing separately the sales, profits and losses pertaining to each Property with interest expense, income taxes, non-cash expenses, non-recurring expenses and operating lease expense (rent), with the basis for allocation of overhead or other charges being clearly set forth in accordance with Schedule 9.03. The financial statements delivered to Lessor need not be audited, but Lessee shall deliver to Lessor copies of any audited financial statements of the Lessee Reporting Entities which may be prepared, as soon as they are available. (b) Other Information. Notwithstanding any provision contained herein, upon request at any time, Lessee will provide to Lessor, at no additional cost or expense

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 17 4936-7403-8122.2 to Lessee, any and all financial information and/or financial statements of Lessee Reporting Entities (and in the form or forms) as reasonably requested by Lessor including, but not limited to, as requested by Lessor in connection with Lessor’s filings with or disclosures to the Securities and Exchange Commission or other Governmental Authority. Section 9.04. OFAC Laws. Upon receipt of notice or upon actual knowledge thereof, Lessee shall immediately notify Lessor in writing if any Person owning (directly or indirectly) any interest in any of the Lessee Entities, or any director, officer, shareholder, member, manager or partner of any of such holders is a Person whose property or interests are subject to being blocked under any of the OFAC Laws, or is otherwise in violation of any of the OFAC Laws, or is under investigation by any Governmental Authority for, or has been charged with, or convicted of, drug trafficking, terrorist-related activities or any violation of the Anti-Money Laundering Laws, has been assessed civil penalties under these or related Laws, or has had funds seized or forfeited in an action under these or related Laws; provided, however, that the covenant in this Section 9.04 shall not apply to any Person to the extent such Person’s interest is in or through a U.S. Publicly Traded Entity. Section 9.05. Estoppel Certificate. At any time, and from time to time, Lessee shall, promptly and in no event later than ten (10) Business Days after a request from Lessor or any Lender or mortgagee of Lessor, execute, acknowledge and deliver to Lessor or such Lender or mortgagee, as the case may be, a certificate in the form supplied by Lessor, certifying: (a) that Lessee has accepted the Properties; (b) that this Lease is in full force and effect and has not been modified (or if modified, setting forth all modifications), or, if this Lease is not in full force and effect, the certificate shall so specify the reasons therefor; (c) the commencement and expiration dates of the Lease Term; (d) the date to which the Rentals have been paid under this Lease and the amount thereof then payable; (e) whether there are then any existing defaults by Lessor in the performance of its obligations under this Lease, and, if there are any such defaults, specifying the nature and extent thereof; (f) that no notice has been received by Lessee of any default under this Lease which has not been cured, except as to defaults specified in the certificate; (g) the capacity of the Person executing such certificate, and that such Person is duly authorized to execute the same on behalf of Lessee; (h) that neither Lessor nor any Lender or mortgagee has actual involvement in the management or control of decision making related to the operational aspects or the day-to-day operation of the Properties, including any handling or disposal of Hazardous Materials or Regulated Substances; and (i) any other information reasonably requested by Lessor or any Lender or mortgagee, as the case may be. If Lessee shall fail or refuse to sign a certificate in accordance with the provisions of this Section within ten (10) days following a request by Lessor, Lessee irrevocably constitutes and appoints Lessor as its attorney-in-fact to execute and deliver the certificate to any such third party, it being stipulated that such power of attorney is coupled with an interest and is irrevocable and binding. ARTICLE X RELEASE AND INDEMNIFICATION Section 10.01. Release and Indemnification. LESSEE AGREES TO USE AND OCCUPY THE PROPERTIES AT ITS OWN RISK AND HEREBY RELEASES LESSOR AND LESSOR’S AGENTS AND EMPLOYEES FROM ALL CLAIMS FOR ANY DAMAGE OR

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 18 4936-7403-8122.2 INJURY TO THE FULL EXTENT PERMITTED BY LAW. LESSEE AGREES THAT LESSOR SHALL NOT BE RESPONSIBLE OR LIABLE TO LESSEE OR LESSEE’S EMPLOYEES, AGENTS, CUSTOMERS, LICENSEES OR INVITEES FOR BODILY INJURY, PERSONAL INJURY OR PROPERTY DAMAGE OCCASIONED BY THE ACTS OR OMISSIONS OF ANY OTHER LESSEE OR ANY OTHER PERSON. LESSEE AGREES THAT ANY EMPLOYEE OR AGENT TO WHOM THE PROPERTIES OR ANY PART THEREOF SHALL BE ENTRUSTED BY OR ON BEHALF OF LESSEE SHALL BE ACTING AS LESSEE’S AGENT WITH RESPECT TO THE PROPERTIES OR ANY PART THEREOF, AND NEITHER LESSOR NOR LESSOR’S AGENTS, EMPLOYEES OR CONTRACTORS SHALL BE LIABLE FOR ANY LOSS OF OR DAMAGE TO THE PROPERTIES OR ANY PART THEREOF UNLESS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LESSOR OR LESSOR’S AGENTS, EMPLOYEES OR CONTRACTORS. LESSEE SHALL INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS EACH OF THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES (EXCLUDING LOSSES SUFFERED BY AN INDEMNIFIED PARTY ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY; PROVIDED, HOWEVER, THAT THE TERM “GROSS NEGLIGENCE” SHALL NOT INCLUDE GROSS NEGLIGENCE IMPUTED AS A MATTER OF LAW TO ANY OF THE INDEMNIFIED PARTIES SOLELY BY REASON OF LESSOR’S INTEREST IN ANY PROPERTY OR LESSOR’S FAILURE TO ACT IN RESPECT OF MATTERS WHICH ARE OR WERE THE OBLIGATION OF LESSEE UNDER THIS LEASE) CAUSED BY, INCURRED OR RESULTING FROM LESSEE’S OPERATIONS OR BY LESSEE’S USE AND OCCUPANCY OF THE PROPERTIES, WHETHER RELATING TO ITS ORIGINAL DESIGN OR CONSTRUCTION, LATENT DEFECTS, ALTERATION, MAINTENANCE, USE BY LESSEE OR ANY PERSON THEREON, SUPERVISION OR OTHERWISE, OR FROM ANY BREACH OF, DEFAULT UNDER, OR FAILURE TO PERFORM, ANY TERM OR PROVISION OF THIS LEASE BY LESSEE, ITS OFFICERS, EMPLOYEES, AGENTS OR OTHER PERSONS. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT LESSEE’S OBLIGATIONS UNDER THIS SECTION SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE FOR ANY REASON WHATSOEVER. ARTICLE XI CONDEMNATION AND CASUALTY Section 11.01. Notification. Lessee shall promptly give Lessor written notice of (a) any Condemnation of any of the Properties, (b) the commencement of any proceedings or negotiations which might result in a Condemnation of any of the Properties, and (c) any Casualty to any of the Properties or any part thereof. Such notice shall provide a general description of the nature and extent of such Condemnation, proceedings, negotiations or Casualty, and shall include copies of any documents or notices received in connection therewith. Thereafter, Lessee shall promptly send Lessor copies of all notices, correspondence and pleadings relating to any such Condemnation, proceedings, negotiations or Casualty. Section 11.02. Total Condemnation. In the event of a Condemnation of all or substantially all of any of the Properties, and if as a result of such Condemnation: (i) access to the Property to and from the publicly dedicated roads adjacent to the Property as of the Effective Date is permanently and materially impaired such that Lessee no longer has access to such dedicated road; (ii) there is insufficient parking to operate the Property as a Permitted

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 19 4936-7403-8122.2 Facility under applicable Laws; or (iii) the Condemnation includes a portion of the building such that the remaining portion is unsuitable for use as a Permitted Facility, as determined by Lessee in the exercise of good faith business judgment (and Lessee provides to Lessor an officer’s certificate executed by an officer of Lessee certifying to the same) (each such event, a “Total Condemnation”), then, in such event: (a) Termination of Lease. On the date of the Total Condemnation, all obligations of either party hereunder with respect to the applicable Property shall cease and the Base Annual Rental shall be reduced as set forth in Section 11.03(c) below; provided, however, that Lessee’s obligations to the Indemnified Parties under any indemnification provisions of this Lease with respect to such Property and Lessee’s obligation to pay Rental and all other Monetary Obligations (whether payable to Lessor or a third party) accruing under this Lease with respect to such Property prior to the date of termination shall survive such termination. If the date of such Total Condemnation is other than the first day of a month, the Base Monthly Rental for the month in which such Total Condemnation occurs shall be apportioned based on the date of the Total Condemnation. (b) Net Award. Subject to Section 11.07 below, Lessor shall be entitled to receive the entire Net Award in connection with a Total Condemnation without deduction for any estate vested in Lessee by this Lease, and Lessee hereby expressly assigns to Lessor all of its right, title and interest in and to every such Net Award and agrees that Lessee shall not be entitled to any Net Award or other payment for the value of Lessee’s leasehold interest in this Lease. Section 11.03. Partial Condemnation or Casualty. In the event of a Condemnation which is not a Total Condemnation (each such event, a “Partial Condemnation”), or in the event of a Casualty: (a) Net Awards. All Net Awards shall be paid to Lessor. (b) Continuance of Lease. This Lease shall continue in full force and effect upon the following terms: (i) All Rental and other Monetary Obligations due under this Lease shall continue unabated. (ii) Lessee shall promptly commence and diligently prosecute restoration of such Property to the same condition, as nearly as practicable, as prior to such Partial Condemnation or Casualty as approved by Lessor. Subject to the terms and provisions of the Mortgages and upon the written request of Lessee (accompanied by evidence reasonably satisfactory to Lessor that such amount has been paid or is due and payable and is properly part of such costs, and that Lessee has complied with the terms of Section 7.02 in connection with the restoration), Lessor shall promptly make available in installments, subject to reasonable conditions for disbursement imposed by Lessor, an amount up to but not exceeding the amount of any Net Award received by Lessor with respect to such Partial Condemnation or Casualty. Prior to the disbursement of any portion of the Net Award with respect to a Casualty, Lessee shall provide evidence

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 20 4936-7403-8122.2 reasonably satisfactory to Lessor of the payment of restoration expenses by Lessee up to the amount of the insurance deductible applicable to such Casualty. Lessor shall be entitled to keep any portion of the Net Award which may be in excess of the cost of restoration, and Lessee shall bear all additional Costs of such restoration in excess of the Net Award. (c) Right to Termination. Notwithstanding any other provision to the contrary contained in this Article XI, in the event that, as a result of a Casualty in the last year of the Lease Term, Lessee shall reasonably estimate in the exercise of good faith business judgment that the applicable Property cannot be used for the same purpose and substantially with the same utility as before such Casualty (and Lessee provides to Lessor an officer's certificate executed by an officer of Lessee certifying to the same), then, subject to the terms and conditions set forth in this subsection (c), Lessee shall have the right, exercisable by written notice given to Lessor no later than thirty (30) days following such Casualty, to terminate this Lease with respect to such damaged Property (and in connection with such termination, the Base Annual Rental shall be reduced as set forth in Section 11.03() below). If Lessee elects to terminate, this Lease shall terminate with respect to such Property as of the last day of the month during which such thirty (30) day period expired. Lessee shall vacate and surrender such Property by such termination date, in accordance with the provisions of this Lease, and ail obligations of either party hereunder with respect to such Property shall cease as of the date of termination; provided, however, Lessee's obligations to the Indemnified Parties under any indemnification provisions of this Lease with respect to such Property and Lessee's obligations to pay Rental and all other Monetary Obligations (whether payable to Lessor or a third party) accruing under this Lease with respect to such Property prior to the date of termination shall survive such termination subject to, and in accordance with, the terms hereof. In such event, Lessor may retain all Net Awards related to the Casualty, and Lessee shall immediately pay Lessor an amount equal to the insurance deductible applicable to any Casualty. (d) Rental. Upon removal of a Property pursuant to Section 11.02 or Section 11.03, the Base Annual Rental shall be reduced by an amount equal to the Lease Rate multiplied by the Net Award. Section 11.04. Temporary Taking. In the event of a Condemnation of all or any part of any Property for a temporary use (a “Temporary Taking”), this Lease shall remain in full force and effect without any reduction of Base Annual Rental, Additional Rental or any other Monetary Obligation payable hereunder. Except as provided below, Lessee shall be entitled to the entire Net Award for a Temporary Taking, unless the period of occupation and use by the condemning authorities shall extend beyond the date of expiration of this Lease, in which event the Net Award made for such Temporary Taking shall be apportioned between Lessor and Lessee as of the date of such expiration. At the termination of any such Temporary Taking, Lessee will, at its own cost and expense and pursuant to the provisions of Section 7.02, promptly commence and complete restoration of such Property. Section 11.05. Adjustment of Losses. Any loss under any property damage insurance required to be maintained by Lessee shall be adjusted by Lessor and Lessee. Any Net Award relating to a Total Condemnation or a Partial Condemnation shall be adjusted by Lessor or, at Lessor’s election, Lessee. Notwithstanding the foregoing or any other provisions

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 21 4936-7403-8122.2 of this Section 11.05 to the contrary, if at the time of any Condemnation or any Casualty or at any time thereafter an Event of Default shall have occurred and be continuing, Lessor is hereby authorized and empowered but shall not be obligated, in the name and on behalf of Lessee and otherwise, to file and prosecute Lessee’s claim, if any, for a Net Award on account of such Condemnation or such Casualty and to collect such Net Award and apply the same to the curing of such Event of Default and any other then existing Event of Default under this Lease and/or to the payment of any amounts owed by Lessee to Lessor under this Lease, in such order, priority and proportions as Lessor in its discretion shall deem proper. Section 11.06. Lessee Obligation in Event of Casualty. During all periods of time following a Casualty, Lessee shall take reasonable steps to ensure that the affected Property is secure and does not pose any risk of harm to any adjoining property and Persons (including owners or occupants of such adjoining property). Section 11.07. Lessee Awards and Payments. Notwithstanding any provision contained in this Article XI, Lessee shall be entitled to claim and receive any award or payment from the condemning authority expressly granted for the taking of any personal property owned by Lessee, any insurance proceeds with respect to any personal property owned by Lessee, the interruption of its business and moving expenses (subject, however, to the provisions of Section 6.03(a)(iv) above), but only if such claim or award does not adversely affect or interfere with the prosecution of Lessor’s claim for the Condemnation or Casualty, or otherwise reduce the amount recoverable by Lessor for the Condemnation or Casualty. ARTICLE XII DEFAULT, CONDITIONAL LIMITATIONS, REMEDIES AND MEASURE OF DAMAGES Section 12.01. Event of Default. Each of the following shall be an event of default by Lessee under this Lease (each, an “Event of Default”): (a) if any representation or warranty of Lessee set forth in this Lease is false in any material respect when made, or if Lessee renders any materially false statement or account when made; (b) if any Rental or other Monetary Obligation due under this Lease is not paid when due if such failure continues for more than three (3) Business Days after written notice from Lessor; provided, however, Lessor shall only be required to provide such notice twice in any twelve (12) month period; provided, however, any delay in the payment of Rental as a result of a technical error in the wiring and/or automated clearinghouse process shall not constitute an Event of Default hereunder so long as the same is corrected within one (1) Business Day of the date Lessee receives notice thereof; (c) if Lessee fails to pay, prior to delinquency, any taxes, assessments or other charges the failure of which to pay will result in the imposition of a lien against any of the Properties; (d) if Lessee vacates or abandons any Property;

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 22 4936-7403-8122.2 (e) if there is an Insolvency Event affecting Lessee; (f) if Lessee fails to observe or perform any of the other covenants, conditions or obligations of Lessee in this Lease; provided, however, if any such failure does not involve the payment of any Monetary Obligation, is not willful or intentional, does not place any Property or any rights or property of Lessor in immediate jeopardy, and is within the reasonable power of Lessee to promptly cure, all as determined by Lessor in its reasonable discretion, then such failure shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein, unless and until Lessor shall have given Lessee notice thereof and a period of thirty (30) days shall have elapsed, during which period Lessee may correct or cure such failure, upon failure of which an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required. If such failure cannot reasonably be cured within such thirty (30) day period, as determined by Lessor in its reasonable discretion, and Lessee is diligently pursuing a cure of such failure, then Lessee shall have a reasonable period to cure such failure beyond such thirty (30)-day period, which shall in no event exceed ninety (90) days after receiving notice of such failure from Lessor. If Lessee shall fail to correct or cure such failure within such ninety (90)-day period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required; (g) if a final, nonappealable judgment is rendered by a court against Lessee which has a Material Adverse Effect, and is not discharged or provision made for such discharge within ninety (90) days from the date of entry thereof; (h) if Lessee shall be liquidated or dissolved or shall begin proceedings towards its liquidation or dissolution; (i) if the estate or interest of Lessee in any of the Properties shall be levied upon or attached in any proceeding and such estate or interest is about to be sold or transferred or such process shall not be vacated or discharged within ninety (90) days after it is made; or (j) if there is an “Event of Default” or other breach or default by Lessee under any of the other Transaction Documents or any Other Agreement , after the passage of all applicable notice and cure or grace periods; provided, however, in the event that this Lease has been the subject of a Securitization and any Other Agreement has not been the subject of the same Securitization or any series relating to such Securitization, an “Event of Default” under such Other Agreement shall not constitute an Event of Default under this Lease. Section 12.02. Remedies. Upon the occurrence of an Event of Default, with or without notice or demand, except as otherwise expressly provided herein or such other notice as may be required by statute and cannot be waived by Lessee, Lessor shall be entitled to exercise, at its option, concurrently, successively, or in any combination, all remedies available at Law or in equity, including, without limitation, any one or more of the following:

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 23 4936-7403-8122.2 (a) to terminate this Lease, whereupon Lessee’s right to possession of the Properties shall cease and this Lease, except as to Lessee’s liability, shall be terminated; (b) to the extent not prohibited by applicable Law, to (i) re-enter and take possession of the Properties (or any part thereof), any or all personal property or fixtures of Lessee upon the Properties and, to the extent permissible, permits and other rights or privileges of Lessee pertaining to the use and operation of the Properties, and (ii) expel Lessee and those claiming under or through Lessee, without being deemed guilty in any manner of trespass or becoming liable for any loss or damage resulting therefrom, without resort to legal or judicial process, procedure or action. No notice from Lessor hereunder or under a forcible entry and detainer statute or similar Law shall constitute an election by Lessor to terminate this Lease unless such notice specifically so states. If Lessee shall, after default, voluntarily give up possession of the Properties to Lessor, deliver to Lessor or its agents the keys to the Properties, or both, such actions shall be deemed to be in compliance with Lessor’s rights and the acceptance thereof by Lessor or its agents shall not be deemed to constitute a termination of the Lease. Lessor reserves the right following any re-entry and/or reletting to exercise its right to terminate this Lease by giving Lessee written notice thereof, in which event this Lease will terminate; (c) to relet the Properties or any part thereof for such term or terms (including a term which extends beyond the original Lease Term), at such rentals and upon such other terms as Lessor, in its sole discretion, may determine, with all proceeds received from such reletting being applied to the Rental and other Monetary Obligations due from Lessee in such order as Lessor may, in its sole discretion, determine, which other Monetary Obligations include, without limitation, all reasonable and actual repossession costs, brokerage commissions, attorneys’ fees and expenses, alteration, remodeling and repair costs and expenses of preparing for such reletting. Except to the extent required by applicable Law, Lessor shall have no obligation to relet the Properties or any part thereof and shall in no event be liable for refusal or failure to relet the Properties or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon such reletting, and no such refusal or failure shall operate to relieve Lessee of any liability under this Lease or otherwise to affect any such liability. Lessor reserves the right following any re-entry and/or reletting to exercise its right to terminate this Lease by giving Lessee written notice thereof, in which event this Lease will terminate as specified in said notice; (d) to recover from Lessee all Costs paid or incurred by Lessor as a result of such breach, regardless of whether or not legal proceedings are actually commenced; (e) to immediately or at any time thereafter, and with or without notice, at Lessor’s sole option but without any obligation to do so, correct such breach or default and charge Lessee all Costs incurred by Lessor therein. Any sum or sums so paid by Lessor, together with interest at the Default Rate, shall be deemed to be Additional Rental hereunder and shall be immediately due from Lessee to Lessor. Any such acts by Lessor in correcting Lessee’s breaches or defaults hereunder shall not be deemed to cure said breaches or defaults or constitute any waiver of Lessor’s right to exercise any or all remedies set forth herein;

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 24 4936-7403-8122.2 (f) to immediately or at any time thereafter, and with or without notice, except as required herein, set off any money of Lessee held by Lessor under this Lease or any other Transaction Document or any Other Agreement against any sum owing by Lessee hereunder; (g) Without limiting the generality of the foregoing or limiting in any way the rights of Lessor under this Lease or otherwise under applicable Laws, at any time after the occurrence, and during the continuance, of an Event of Default, Lessor shall be entitled to apply for and seek the appointment of a receiver under and subject to applicable Law by a court of competent jurisdiction (by ex parte motion for appointment without notice) in any action taken by Lessor to enforce its rights and remedies hereunder in order to protect and preserve Lessor’s interest under this Lease or in the Properties and the Personalty; and/or (h) to seek any equitable relief available to Lessor, including, without limitation, the right of specific performance. Section 12.03. Cumulative Remedies. All powers and remedies given by Section 12.02 to Lessor, subject to applicable Law, shall be cumulative and not exclusive of one another or of any other right or remedy or of any other powers and remedies available to Lessor under this Lease, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements of Lessee contained in this Lease, and no delay or omission of Lessor to exercise any right or power accruing upon the occurrence of any Event of Default shall impair any other or subsequent Event of Default or impair any rights or remedies consequent thereto. Every power and remedy given by this Section or by Law to Lessor may be exercised from time to time, and as often as may be deemed expedient, by Lessor, subject at all times to Lessor’s right in its sole judgment to discontinue any work commenced by Lessor or change any course of action undertaken by Lessor. Section 12.04. Lessee Waiver. Lessee hereby expressly waives, for itself and all Persons claiming by, through and under Lessee, including creditors of all kinds, (a) any right and privilege which Lessee has under any present or future Legal Requirements to redeem the Properties or to have a continuance of this Lease for the Lease Term after termination of Lessee’s right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease; (b) the benefits of any present or future Legal Requirement that exempts property from liability for debt or for distress for rent; (c) any present or future Legal Requirement relating to notice or delay in levy of execution in case of eviction of a tenant for nonpayment of rent; and (d) any benefits and lien rights which may arise pursuant to any present or future Legal Requirement. ARTICLE XIII MORTGAGE, SUBORDINATION AND ATTORNMENT Section 13.01. No Liens. Lessor’s interest in this Lease and/or the Properties shall not be subordinate to any liens or encumbrances placed upon the Properties by or resulting from any act of Lessee, and nothing herein contained shall be construed to require such subordination by Lessor. NOTICE IS HEREBY GIVEN THAT LESSEE IS NOT AUTHORIZED TO PLACE OR ALLOW TO BE PLACED ANY LIEN, MORTGAGE, DEED OF TRUST, DEED

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 25 4936-7403-8122.2 TO SECURE DEBT, SECURITY INTEREST OR ENCUMBRANCE OF ANY KIND UPON ALL OR ANY PART OF THE PROPERTIES OR LESSEE’S LEASEHOLD INTEREST THEREIN, AND ANY SUCH PURPORTED TRANSACTION SHALL BE VOID. Section 13.02. Subordination. This Lease at all times shall automatically be subordinate to the lien of any and all ground leases and Mortgages now or hereafter placed upon any of the Properties by Lessor, and Lessee covenants and agrees to execute and deliver, upon demand, such further instruments subordinating this Lease to the lien of any or all such ground leases and Mortgages as shall be desired by Lessor, or any present or proposed mortgagees under trust deeds, upon the condition that Lessee shall have the right to remain in possession of the Properties under the terms of this Lease, notwithstanding any default in any or all such ground leases or Mortgages, or after the foreclosure of any such Mortgages, so long as no Event of Default shall have occurred and be continuing. Section 13.03. Attornment. In the event any purchaser or assignee of any Lender at a foreclosure sale acquires title to any of the Properties, or in the event that any Lender or any purchaser or assignee otherwise succeeds to the rights of Lessor as landlord under this Lease, Lessee shall attorn to Lender or such purchaser or assignee, as the case may be (a “Successor Lessor”), and recognize the Successor Lessor as lessor under this Lease as long as Successor Lessor recognizes Lessee’s rights hereunder and does not disturb Lessee, and, subject to the provisions of this Article XIII, this Lease shall continue in full force and effect as a direct lease between the Successor Lessor and Lessee, provided that the Successor Lessor shall only be liable for any obligations of Lessor under this Lease which accrue after the date that such Successor Lessor acquires title. The foregoing provision shall be self-operative and effective without the execution of any further instruments. Section 13.04. Execution of Additional Documents. Although the provisions in this Article XIII shall be self-operative and no future instrument of subordination shall be required, upon request by Lessor, Lessee shall execute and deliver such additional reasonable instruments as may be reasonably required for such purposes. Section 13.05. Notice to Lender. Lessee shall give written notice to any Lender having a recorded lien upon any of the Properties or any part thereof of which Lessee has been notified of any breach or default by Lessor of any of its obligations under this Lease and give such Lender at least sixty (60) days beyond any notice period to which Lessor might be entitled to cure such default before Lessee may exercise any remedy with respect thereto. ARTICLE XIV ASSIGNMENT Section 14.01. Assignment by Lessor. As a material inducement to Lessor’s willingness to enter into the transactions contemplated by this Lease (the “Transaction”) and the other Transaction Documents, Lessee hereby agrees that Lessor may, from time to time and at any time and without the consent of Lessee, engage in all or any combination of the following, or enter into agreements in connection with any of the following or in accordance with requirements that may be imposed by applicable securities, tax or other Laws: (a) the sale, assignment, grant, conveyance, transfer, financing, re-financing, purchase or re-acquisition of all, less than all or any portion of the Properties, this Lease or any other Transaction Document,

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 26 4936-7403-8122.2 Lessor’s right, title and interest in this Lease or any other Transaction Document, the servicing rights with respect to any of the foregoing, or participations in any of the foregoing; or (b) a Securitization and related transactions. Without in any way limiting the foregoing, the parties acknowledge and agree that Lessor, in its sole discretion, may assign this Lease or any interest herein to another Person in order to maintain Lessor’s or any of its Affiliates’ status as a REIT. In the event of any such sale or assignment other than a security assignment, Lessee shall attorn to such purchaser or assignee (so long as Lessor and such purchaser or assignee notify Lessee in writing of such transfer and such purchaser or assignee expressly assumes in writing the obligations of Lessor hereunder from and after the date of such assignment). At the request of Lessor, Lessee will execute such documents confirming the sale, assignment or other transfer and such other agreements as Lessor may reasonably request, provided that the same do not increase the liabilities and obligations of Lessee hereunder and include Successor Lessor’s express assumption of all Lessor’s obligations hereunder. Lessor shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Lessor contained herein, except for obligations or liabilities accrued prior to such assignment or sale. Section 14.02. No Assignment by Lessee. (a) Lessee acknowledges that Lessor has relied both on the business experience and creditworthiness of Lessee and upon the particular purposes for which Lessee intends to use the Properties in entering into this Lease. Subject to Section 14.02(b), Lessee shall not assign, transfer, convey, pledge or mortgage this Lease or any interest herein or any interest in Lessee, whether by operation of Law or otherwise, without the prior written consent of Lessor, which may not be unreasonably conditioned, delayed or withheld. At the time of any assignment of this Lease which is approved by Lessor, the assignee shall assume all of the obligations of Lessee under this Lease pursuant to a written assumption agreement in form and substance reasonably acceptable to Lessor. Such assignment of this Lease pursuant to this Section 14.02 shall not relieve Lessee of its obligations respecting this Lease unless otherwise agreed to by Lessor, which shall not be unreasonably conditioned, delayed or withheld. Any assignment, transfer, conveyance, pledge or mortgage in violation of this Section 14.02 shall be voidable at the sole option of Lessor. Any consent to an assignment given by Lessor hereunder shall not be deemed a consent to any subsequent assignment. Lessor shall review and provide approval or reasons for withholding approval of an assignment within fifteen (15) days of Lessee’s request for approval. (b) Notwithstanding anything to the contrary contained in Section 14.02(a) above and provided that no Event of Default has occurred and is continuing and provided further that any assignee agrees to assume all of Lessee's obligations under this Lease and reaffirms all the representations and warranties contained herein, a Lessee entity shall have the right to assign or otherwise transfer its interest in, to and under this Lease without Lessor's consent to (i) an Affiliate of Lessee , or (ii) any entity which purchases or otherwise acquires all or substantially all of the assets or equity interest of such Lessee entity in a bona fide sale for fair market value. In no event shall Lessee shall be released from liability under this Lease without the prior written consent of Lessor.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 27 4936-7403-8122.2 Section 14.03. No Sale of Assets. Without the prior written consent of Lessor, Lessee shall not sell all or substantially all of Lessee’s assets such that Lessee can no longer operate its business at the Properties, except in connection with an assumption of this Lease pursuant to Section 14.02(b) above. Any sale of Lessee’s assets in violation of this Section 14.03, shall be voidable at the sole option of Lessor. Any consent to a sale of Lessee’s assets given by Lessor hereunder shall not be deemed a consent to any subsequent sale of Lessee’s assets. Section 14.04. Subletting. Provided no Event of Default has occurred and is continuing, Lessee shall have the right to sublease any or all of the Properties; provided, however, (i) the term of any such sublease shall not extend beyond the Lease Term; (ii) the sublease shall be for no use other than a Permitted Facility; (iii) the sublease shall be subject and subordinate to this Lease and shall not contain any terms inconsistent with this Lease; (iv) Lessee shall at all times remain fully and primarily liable under this Lease; (v) the rent due under such sublease shall be fixed rent and shall not be based on the net profits of the sublessee; and (vI) the sublease is approved by Lessor, which approval shall not be unreasonably withheld, conditioned or delayed (each, a “Sublease”). As security for the payment and performance by Lessee of its obligations under this Lease, Lessee hereby assigns, transfers, sets over and grants to Lessor, a security interest in any and all of Lessee’s right, title and interest, powers, privileges and other benefits as landlord under the Subleases, including, without limitation: (i) rent and proceeds thereof; (ii) the right to enter upon, take possession of and use any and all property subleased or granted by Lessee under the Subleases; (iii) the right to make all waivers and agreements, to give all notices, consents and releases, to take all action upon the happening of any default giving rise to a right in favor of Lessee under the Subleases; and (iv) the right to do any and all other things whatsoever which Lessee is or may become entitled to do under the Subleases. Upon the occurrence of and during the continuance of an Event of Default hereunder, Lessee agrees that, at the option of Lessor and in addition to such other rights and remedies as may be afforded to Lessor under this Lease, Lessor shall have the right, without giving notice to or obtaining the consent of Lessee, to exercise, enforce or avail itself of any of the rights, powers, privileges, authorizations or benefits assigned and transferred to Lessor pursuant to this Section 14.04, including, without limitation, the right to collect all amounts due under the Subleases. From and after the occurrence of an Event of Default, Lessee does hereby irrevocably appoint Lessor as Lessee’s true and lawful attorney, with full power (in the name of Lessee or otherwise) to ask, require, demand, receive and give acquittance for every payment under or arising out of the Subleases to which Lessee is or may become entitled. Lessee declares that this appointment is coupled with an interest and shall be irrevocable by Lessee. Lessee further agrees to execute any and all other instruments deemed reasonably necessary by Lessor to further the intent of the foregoing assignment and to vest Lessor in the Subleases. Notwithstanding any provision contained in this Section 14.04, (i) Lessor shall not be obligated to perform or discharge any obligation, duty or liability under the Subleases by reason of the foregoing assignment; and (ii) Lessor shall not be liable or responsible for, and Lessee agrees to indemnify and hold Lessor harmless from and against any liability, loss, cost or damage, claim or demand against Lessor arising, directly or indirectly, from or related to the Subleases.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 28 4936-7403-8122.2 ARTICLE XV NOTICES Section 15.01. Notices. All notices, demands, designations, certificates, requests, offers, consents, approvals, appointments and other instruments given pursuant to this Lease shall be in writing and given by any one of the following: (a) hand delivery; (b) express overnight delivery service; (c) certified or registered mail, return receipt requested; or (d) email transmission, and shall be deemed to have been delivered upon (i) receipt, if hand delivered; (ii) the next Business Day, if delivered by a reputable express overnight delivery service; (iii) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested; or (iv) transmission, if delivered by email transmission. Notices shall be provided to the parties and addresses (or electronic mail addresses) specified below: If to Lessee: Ascent Industries Co. 20 N. Martingale Rd, Suite 430 Schaumburg IL 60173 Attention: Bryan Kitchen Email: jbkitchen@ascentco.com With a copy to: Ascent Industries Co. 20 N. Martingale Rd, Suite 430 Schaumburg IL 60173 Attention: Kimberly Portnoy Email: kportnoy@ascentco.com If to Lessor: STORE Master Funding XII, LLC 8377 E. Hartford Drive, Suite 100 Scottsdale, AZ 85255 Attention: Asset Management Email: customerservice@storecapital.com With a copy to: Kutak Rock LLP 2001 16th Street, Suite 1800 Denver, CO 80202 Attention: Nathan Humphrey, Esq. Email: nathan.humphrey@kutakrock.com or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above. ARTICLE XVI RIGHT OF FIRST REFUSAL Section 16.01. Offer. Subject to the terms and conditions set forth in this Article XVI, if Lessor desires to sell any Property and receives a bona fide written offer from a third party which offer is in all respects acceptable to Lessor, Lessor shall deliver a complete copy of such

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 29 4936-7403-8122.2 bona fide third party offer to Lessee (“Third Party Offer”). Within fifteen (15) days of Lessee’s receipt of such Third Party Offer from Lessor, and a written statement of Lessor’s desire to sell the Property in accordance with such Third Party Offer, Lessee shall have the right to deliver an offer to Lessor (“Purchase Offer”) to purchase Lessor’s interest in any such Property for the amount of the bona fide third party offer to purchase such Property (the “Subject Purchase Price”). Lessee shall complete such purchase, subject to the satisfaction of each of the terms and conditions set forth in Section 16.02 below. Section 16.02. Conditions Precedent. (a) The purchase of Lessor’s interest in a Property pursuant to Section 16.01 shall be subject to the fulfillment of all of the following terms and conditions: (1) no monetary Event of Default shall have occurred and be continuing under this Lease or other Transaction Documents; (2) Lessee shall have paid to Lessor the Subject Purchase Price, together with all Rental and other Monetary Obligations then due and payable under this Lease as of the date of the closing of such purchase; (3) in addition to payment of the Subject Purchase Price, Lessee shall have satisfied its obligations under Section 16.03 below; and (4) the date of the closing of such purchase shall occur on the next scheduled Base Monthly Rental payment date that is at least thirty (30) days following Lessor’s receipt of Lessee’s written notice of its exercise of its right to purchase the Property pursuant to Section 16.01. (b) On the date of the closing of the purchase of a Property pursuant to this Section (the “Purchase Closing Date”), subject to satisfaction of the foregoing conditions: (1) this Lease shall be deemed terminated with respect to the Property and the Base Annual Rental shall be reduced by an amount equal to the Lease Rate multiplied by the Subject Purchase Price; provided, however, such termination shall not limit Lessee’s obligations to Lessor under any indemnification provisions of this Lease and Lessee’s obligations to pay any Monetary Obligations (whether payable to Lessor or a third party) accruing under this Lease with respect to such Property prior to the Purchase Closing Date shall survive the termination of this Lease; and (2) Lessor shall convey such Property to Lessee “as is” by special warranty deed, subject to all matters of record (except for any consensual liens granted by Lessor other than those granted by Lessor at the request of Lessee), and without representation or warranty. Section 16.03. Costs. Lessee shall be solely responsible for the payment of all Costs resulting from any proposed purchase pursuant to this Article XVI, regardless of whether the purchase is consummated, including, without limitation, to the extent applicable, the cost of title insurance and endorsements, including, survey charges, stamp taxes, mortgage taxes, transfer taxes and fees, escrow and recording fees, taxes imposed on Lessor as a result of such purchase, the attorneys’ fees of Lessee and the reasonable attorneys’ fees and expenses of counsel to Lessor. Section 16.04. Termination of Right. NOTWITHSTANDING ANYTHING TO THE CONTRARY, LESSEE’S RIGHTS UNDER THIS ARTICLE XVI SHALL TERMINATE AND BE NULL AND VOID AND OF NO FURTHER FORCE AND EFFECT IF (i) LESSEE FAILS TO EXERCISE THE RIGHT GRANTED PURSUANT TO THIS ARTICLE, AND THE SALE TO THE THIRD PARTY PURCHASER IS CONSUMMATED; (ii) THIS LEASE TERMINATES OR THE LEASE TERM EXPIRES; OR (iii) THE PROPERTY IS SOLD OR TRANSFERRED PURSUANT

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 30 4936-7403-8122.2 TO THE EXERCISE OF A PRIVATE POWER OF SALE OR JUDICIAL FORECLOSURE OR ACCEPTANCE OF A DEED IN LIEU THEREOF. IN ANY SUCH EVENT, LESSEE SHALL EXECUTE A QUITCLAIM DEED AND SUCH OTHER DOCUMENTS AS LESSOR SHALL REASONABLY REQUEST EVIDENCING THE TERMINATION OF ITS RIGHT UNDER THIS ARTICLE XVI. Section 16.05. Attornment. If Lessee does not deliver its Purchase Offer to purchase the Property and the Property is transferred to a third party purchaser, Lessee will attorn to any third party purchaser as Lessor so long as such third party purchaser and Lessor notify Lessee in writing of such transfer. At the request of Lessor, Lessee will execute such documents confirming the agreement referred to above and such other agreements as Lessor may reasonably request, provided that such agreements do not increase the liabilities and obligations of Lessee hereunder. Section 16.06. Exclusions. The provisions of this Article XVI shall not apply to or prohibit (i) any mortgages or other hypothecation of Lessor’s interest in the Property; (ii) any sale of the Property pursuant to a private power of sale under or judicial foreclosure of any mortgage or other security instrument or device to which Lessor’s interest in the Property is now or hereafter subject; (iii) any transfer of Lessor’s interest in the Property to a mortgagee or other holder of a security interest therein or their designees by deed in lieu of foreclosure; (iv) any transfer of the Property to any governmental or quasi-governmental agency with power of Condemnation; (v) any transfer of the Property to any Affiliate of Lessor; (vi) any transfers of interests in Lessor by any member, shareholder, partner or other owner to any other member, shareholder, partner or other owner; and (vii) any transfers to any Person to whom Lessor sells all or substantially all of its assets. ARTICLE XVII INTENTIONALLY DELETED ARTICLE XVIII MISCELLANEOUS Section 18.01. Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, acts of God, enemy or hostile governmental action, civil commotion, fire or other casualty beyond the control of the party obligated to perform (each, a “Force Majeure Event”) shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage, expressly excluding, however, the obligations imposed upon Lessee with respect to Rental and other Monetary Obligations to be paid hereunder. Section 18.02. No Merger. There shall be no merger of this Lease nor of the leasehold estate created by this Lease with the fee estate in or ownership of any of the Properties by reason of the fact that the same person, corporation, firm or other entity may acquire or hold or own, directly or indirectly, (a) this Lease or the leasehold estate created by this Lease or any interest in this Lease or in such leasehold estate, and (b) the fee estate or ownership of any of the Properties or any interest in such fee estate or ownership. No such merger shall occur unless and until all persons, corporations, firms and other entities having any interest in (i) this Lease or the leasehold estate created by this Lease, and (ii) the fee estate in or ownership of

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 31 4936-7403-8122.2 the Properties or any part thereof sought to be merged shall join in a written instrument effecting such merger and shall duly record the same. Section 18.03. Interpretation. Lessor and Lessee acknowledge and warrant to each other that each has been represented by independent counsel and has executed this Lease after being fully advised by said counsel as to its effect and significance. This Lease shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Whenever in this Lease any words of obligation or duty are used, such words or expressions shall have the same force and effect as though made in the form of a covenant. Section 18.04. Characterization. The following expressions of intent, representations, warranties, covenants, agreements, stipulations and waivers are a material inducement to Lessor entering into this Lease: (a) Lessor and Lessee intend that (i) this Lease constitutes an unseverable, unitary and single lease of all, but not less than all, of the Properties, and, if at any time this Lease covers other real property in addition to the Properties, neither this Lease, nor Lessee’s obligations or rights hereunder may be allocated or otherwise divided among such properties by Lessee; (ii) this Lease is a “true lease,” is not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of this Lease are those of a true lease; and (iii) the business relationship created by this Lease and any related documents is solely that of a long-term commercial lease between Lessor and Lessee, the Lease has been entered into by both parties in reliance upon the economic and legal bargains contained herein, and none of the agreements contained herein is intended, nor shall the same be deemed or construed, to create a partnership (de facto or de jure) between Lessor and Lessee, to make them joint venturers, to make Lessee an agent, legal representative, partner, subsidiary or employee of Lessor, nor to make Lessor in any way responsible for the debts, obligations or losses of Lessee. (b) Lessor and Lessee covenant and agree that: (i) each intends to treat this Lease as an operating lease pursuant to Statement of Financial Accounting Standards No. 13, as amended, and as a true lease for state Law reporting purposes and for federal income tax purposes; (ii) each party will not, nor will it permit any Affiliate to, at any time, take any action or fail to take any action with respect to the preparation or filing of any statement or disclosure to Governmental Authority, including without limitation, any income tax return (including an amended income tax return), to the extent that such action or such failure to take action would be inconsistent with the intention of the parties expressed in this Section 18.04; (iii) with respect to the Properties, the Lease Term is less than seventy-five percent (75%) of the estimated remaining economic life of the Properties; and (iv) the Base Annual Rental is the fair market value for the use of the Properties and was agreed to by Lessor and Lessee on that basis, and the execution and delivery of, and the performance by Lessee of its obligations under, this Lease do not constitute a transfer of all or any part of the Properties. (c) Lessee waives any claim or defense based upon the characterization of this Lease as anything other than a true lease and as a master lease of all of the

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 32 4936-7403-8122.2 Properties. Lessee stipulates and agrees (i) not to challenge the validity, enforceability or characterization of the lease of the Properties as a true lease and/or as a single, unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Properties; and (ii) not to assert or take or omit to take any action inconsistent with the agreements and understandings set forth in this Section 18.04. Section 18.05. Disclosures. (a) Securities Act or Exchange Act. The parties agree that, notwithstanding any provision contained in this Lease, any party (and each employee, representative or other agent of any party) may disclose to any and all persons, without limitation of any kind, any matter required under the Securities Act or the Exchange Act. (b) Lessor Advertising and Related Publications. Upon receipt of Lessee’s prior consent, Lessor may use Lessee’s name, trademarks, logos, pictures of stores and signage, and basic Transaction information (collectively “Lessee’s Information”) solely in connection with Lessor’s sales, advertising, and press release materials, including on Lessor’s website. (c) Public Disclosures. Except as required by Law, Lessee shall not make any public disclosure, including press releases or any form of media release, of this Lease Agreement or any transactions relating hereto without the prior written consent of Lessor. Section 18.06. Attorneys’ Fees. In the event of any judicial or other adversarial proceeding concerning this Lease, to the extent permitted by Law, the prevailing party shall be entitled to recover all of its reasonable attorneys’ fees and other Costs in addition to any other relief to which it may be entitled. Section 18.07. Memoranda of Lease. Concurrently with the execution of this Lease, Lessor and Lessee are executing Lessor’s standard form memorandum of lease in recordable form, indicating the names and addresses of Lessor and Lessee, a description of the Properties, the Lease Term, but omitting Rentals and such other terms of this Lease as Lessor may not desire to disclose to the public. Further, upon Lessor’s request, Lessee agrees to execute and acknowledge a termination of lease and/or quitclaim deed in recordable form to be held by Lessor until the expiration or sooner termination of the Lease Term; provided, however, if Lessee shall fail or refuse to sign such a document in accordance with the provisions of this Section within ten (10) days following a request by Lessor, Lessee irrevocably constitutes and appoints Lessor as its attorney-in-fact to execute and record such document, it being stipulated that such power of attorney is coupled with an interest and is irrevocable and binding. Section 18.08. No Brokerage. LESSOR AND LESSEE REPRESENT AND WARRANT TO EACH OTHER THAT THEY HAVE HAD NO CONVERSATION OR NEGOTIATIONS WITH ANY BROKER CONCERNING THE LEASING OF THE PROPERTIES. EACH OF LESSOR AND LESSEE AGREES TO PROTECT, INDEMNIFY, SAVE AND KEEP HARMLESS THE OTHER, AGAINST AND FROM ALL LIABILITIES, CLAIMS, LOSSES, COSTS, DAMAGES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, ARISING OUT OF, RESULTING FROM OR IN CONNECTION WITH THEIR BREACH OF THE FOREGOING WARRANTY AND REPRESENTATION.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 33 4936-7403-8122.2 Section 18.09. Waiver of Jury Trial and Certain Damages. LESSOR AND LESSEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LESSOR AND LESSEE, LESSEE’S USE OR OCCUPANCY OF THE PROPERTIES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, LESSOR AND LESSEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER PARTY AND ANY OF THE AFFILIATES, OFFICERS, DIRECTORS, MEMBERS, MANAGERS OR EMPLOYEES OF LESSOR OR LESSEE, AS APPLICABLE, OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY LESSOR AND LESSEE OF ANY RIGHT EITHER MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. Section 18.10. Securitizations. As a material inducement to Lessor’s willingness to enter into the Transactions contemplated by this Lease and the other Transaction Documents, Lessee hereby acknowledges and agrees that Lessor may, from time to time and at any time (a) advertise, issue press releases, send direct mail or otherwise disclose information regarding the Transaction for marketing purposes; and (b) (i) act or permit another Person to act as sponsor, settler, transferor or depositor of, or a holder of interests in, one or more Persons or other arrangements formed pursuant to a trust agreement, indenture, pooling agreement, participation agreement, sale and servicing agreement, limited liability company agreement, partnership agreement, articles of incorporation or similar agreement or document; and (ii) permit one or more of such Persons or arrangements to offer and sell stock, certificates, bonds, notes, other evidences of indebtedness or securities that are directly or indirectly secured, collateralized or otherwise backed by or represent a direct or indirect interest in whole or in part in any of the assets, rights or properties described in Section 14.01 of this Lease, in one or more Persons or arrangements holding such assets, rights or properties, or any of them (collectively, the “Securities”), whether any such Securities are privately or publicly offered and sold, or rated or unrated (any combination of which actions and transactions described in both clauses (i) and (ii) in this paragraph, whether proposed or completed, are referred to in this Lease as a “Securitization”). Lessee shall cooperate fully with Lessor and any Affected Party with respect to all reasonable requests and due diligence procedures and use reasonable efforts to facilitate such Securitization, provided that such cooperation shall be at no additional cost or expense to Lessee so long as Lessee is not otherwise required to provide such information to Lessor pursuant to the other provisions of this Lease. Section 18.11. State-Specific Provisions. The provisions and/or remedies which are set forth on the attached Exhibit D shall be deemed a part of and included within the terms and conditions of this Lease.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 34 4936-7403-8122.2 Section 18.12. Time is of the Essence; Computation. Time is of the essence with respect to each and every provision of this Lease. If any deadline provided herein falls on a non-Business Day, such deadline shall be extended to the next day that is a Business Day. Section 18.13. Waiver and Amendment. No provision of this Lease shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion. No acceptance by Lessor of an amount less than the Rental and other Monetary Obligations stipulated to be due under this Lease shall be deemed to be other than a payment on account of the earliest such Rental or other Monetary Obligations then due or in arrears nor shall any endorsement or statement on any check or letter accompanying any such payment be deemed a waiver of Lessor’s right to collect any unpaid amounts or an accord and satisfaction. Section 18.14. Successors Bound. Except as otherwise specifically provided herein, the terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of the respective heirs, successors, executors, administrators and assigns of each of the parties hereto. Section 18.15. Captions. Captions are used throughout this Lease for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof. Section 18.16. Other Documents. Each of the parties agrees to sign such other and further documents as may be necessary or appropriate to carry out the intentions expressed in this Lease. Section 18.17. Entire Agreement. This Lease and any other instruments or agreements referred to herein, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements except as herein provided. Section 18.18. Forum Selection; Jurisdiction; Venue; Choice of Law. For purposes of any action or proceeding arising out of this Lease, the parties hereto expressly submit to the jurisdiction of all federal and state courts located in the state or states where the Properties are located. Lessee consents that it may be served with any process or paper by registered mail or by personal service within or without the state or states where the Properties are located subject to governing Law. Furthermore, Lessee waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. This Lease shall be governed by, and construed with, the Laws of the applicable state or states in which the Properties are located, without giving effect to any state’s conflict of Laws principles. Section 18.19. Counterparts. This Lease may be executed in one or more counterparts, each of which shall be deemed an original. Furthermore, the undersigned agree that transmission of this Lease via e-mail in a “.pdf” or other electronic format shall be deemed transmission of the original Lease for all purposes.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 35 4936-7403-8122.2 [Remainder of page intentionally left blank; signature page(s) to follow]

IN WITNESS WHEREOF, Lessor and Lessee have entered into this Lease as of the date first above written. LESSOR: STORE MASTER FUNDING XII, LLC, a Delaware limited liability company Printed Name: Daniel Rosenberg Senior Vice President Title: STATE OF ARIZONA ) ) ss. COUNTY OF MARICOPA ) Before me, the undersigned, a Notary Public of the State and County aforesaid, personally appeared Vanla Yi eller, , with whom | am personally acquainted (or proved to me to be on the basis of satisfactory evidence), and who, upon oath, acknowledged himself/herself to be the CY \e DVPS1¢ of STORE MASTER FUNDING XII, LLC, a Delaware limited liability company, the within named Lessor, and that he/she as such officer, being authorized so to do, executed the within instrument for the purposes therein contained, by signing the name of Vl y himself/herself as such officer. WITNESS my hand and Official Seal at office, this Ht L day of Novel 22008. Sool Notary Public My Commission Expires Moth 3 [, BOR) SARAH HUNT Notary Public - Arizona Maricopa County My Commission Expires March 31, 2027 Commission # 645445 STORE/ Ascent (Synalloy) 4936-7403-8122. 2 Seventh Amended and Restated Master Lease File No. 7210/02-475

IN WITNESS WHEREOF, Lessor and Lessee have entered into this Lease as of the date first above written. LESSEE: ASCENT INDUSTRIES CO., a Delaware corporation By: asl _—— ra Name: J.Bryan Kitchen Title: Chief Executive Officer STATE OF __LIlINoiS ) ) ss. COUNTY OF _ Cooke ) Before me, the undersigned, a Notary Public of the State and County aforesaid, personally appeared Bryan Kitchen, with whom | am personally acquainted (or proved to me to be on the basis of satisfactory evidence), and who, upon oath, acknowledged himself/herself to be the CEO of ASCENT INDUSTRIES CO., a Delaware corporation, the within named Lessee, and that he/she as such officer, being authorized so to do, executed the within instrument for the purposes therein contained, by signing the name of J. Bryan Kitchen by himself/ herself as such officer. WITNESS my hand and Official Seal at office, this 04 day of November. 2025. ANGELA RUGGIERI OFFICIAL SEAL Notary Public, State of Illinois My Commission Expires February 28, 2026 Notary Puljjic My Commission Expires 0398/2026 STORE/ Ascent (Synalloy) 4936-7403-8 122.2 Seventh Amended and Restated Master Lease File No, 7210/02-475

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 4936-7403-8122.2 EXHIBITS Exhibit A: Defined Terms Exhibit B: Legal Descriptions and Street Addresses of the Properties Exhibit C: Authorization Agreement – Pre-Arranged Payments Exhibit D: State-Specific Provisions Schedule 9.03 Supplemental Financial Information

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 A-1 4936-7403-8122.2 EXHIBIT A DEFINED TERMS The following terms shall have the following meanings for all purposes of this Lease: “Additional Rental” has the meaning set forth in Section 4.03. “Adjustment Date” has the meaning set forth in Section 1.07. “Affected Party” means each direct or indirect participant or investor in a proposed or completed Securitization, including, without limitation, any prospective owner, any rating agency or any party to any agreement executed in connection with the Securitization. “Affiliate” means any Person which directly or indirectly controls, is under common control with or is controlled by any other Person. For purposes of this definition, “controls,” “under common control with,” and “controlled by” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise. “Anti-Money Laundering Laws” means all applicable Laws, regulations and government guidance on the prevention and detection of money laundering, including, without limitation, (a) 18 U.S.C. §§ 1956 and 1957; and (b) the Bank Secrecy Act, 31 U.S.C. §§ 5311 et seq., and its implementing regulations, 31 CFR Part 103. “Base Annual Rental” has the meaning set forth in Section 1.05. “Base Monthly Rental” means an amount equal to 1/12 of the applicable Base Annual Rental. “Business Day” means a day on which banks located in Scottsdale, Arizona are not required or authorized to remain closed. “Casualty” means any loss of or damage to any property included within or related to the Properties or arising from an adjoining property caused by an Act of God, fire, flood or other catastrophe. “Code” means the Internal Revenue Code of 1986, as the same may be amended from time to time. “Condemnation” means a Taking and/or a Requisition. “Consent Order” means that certain Consent Order and Agreement with the Commonwealth of Pennsylvania, Department of Environmental Protection concerning the remediation and reuse of some or all of the Property located in Munhall, PA. “Costs” means all reasonable costs and expenses incurred by a Person, including, without limitation, reasonable attorneys’ fees and expenses, court costs, expert witness fees, costs of tests and analyses, travel and accommodation expenses, deposition and trial

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 A-2 4936-7403-8122.2 transcripts, copies and other similar costs and fees, brokerage fees, escrow fees, title insurance premiums, appraisal fees, stamp taxes, recording fees and transfer taxes or fees, as the circumstances require. “Default Rate” means 12% per annum or the highest rate permitted by Law, whichever is less. “Effective Date” has the meaning set forth in the introductory paragraph of this Lease. “Environmental Insurer” means such environmental insurance company as Lessor shall select in its reasonable discretion. “Environmental Laws” means federal, state and local Laws, ordinances, common law requirements and regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees having the effect of Law in effect now or in the future and including all amendments, that relate to Hazardous Materials, Regulated Substances, USTs, and/or the protection of human health or the environment, or relating to liability for or Costs of Remediation or prevention of Releases, and apply to Lessee and/or the Properties, including the Consent Order. “Environmental Liens” means any liens and other encumbrances imposed pursuant to any Environmental Law. “Environmental Policy” means a pollution legal liability insurance policy issued by Environmental Insurer to Lessor and Lessor’s lender, which Environmental Policy shall be in form and substance satisfactory to Lessor and shall be in amounts of not less than $3,000,000.00 per occurrence and $10,000,000.00 annual aggregate for losses caused by known and unknown pollution conditions that arise from the operations of the tenant at the Properties, their contractors, or their sub-contractors, with coverage to include: (a) bodily injury or death, (b) property damage, including physical injury to or destruction of tangible property, (c) clean-up costs, and (d) defense, including costs, charges and expenses incurred in the investigation, adjustment or defense of claims for damages. “Event of Default” has the meaning set forth in Section 12.01. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Extension Option” has the meaning set forth in Section 3.02. “Extension Term” has the meaning set forth in Section 3.02. “Fair Market Value” has the meaning set forth in Section 17.06. “Force Majeure Event” has the meaning set forth in Section 18.01. “GAAP” means generally accepted accounting principles, consistently applied from period to period. “Governmental Authority” means any governmental authority, agency, department, commission, bureau, board, instrumentality, court or quasi-governmental authority of the United

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 A-3 4936-7403-8122.2 States, any state or any political subdivision thereof with authority to adopt, modify, amend, interpret, give effect to or enforce any federal, state and local Laws, statutes, ordinances, rules or regulations, including common law, or to issue court orders. “Hazardous Materials” includes: (a) oil, petroleum products, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other materials, contaminants or pollutants, the presence of which causes any of the Properties to be in violation of any local, state or federal Law or regulation, or Environmental Law, or are defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “toxic substances,” “contaminants,” “pollutants,” or words of similar import under any applicable local, state or federal Law or under the regulations adopted, orders issued, or publications promulgated pursuant thereto, including, but not limited to: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9601, et seq.; (ii) the Hazardous Materials Transportation Act, as amended, 49 U.S.C. § 5101, et seq.; (iii) the Resource Conservation and Recovery Act, as amended, 42 U.S.C. § 6901, et seq.; and (iv) regulations adopted and publications promulgated pursuant to the aforesaid Laws; (b) asbestos in any form which is friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million; (c) per- and poly-fluoroalkyl substances; (d) underground storage tanks; and (e) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority. “Indemnified Parties” means Lessor and its members, managers, officers, directors, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns, including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of the assets and business of Lessor. “Initial Term” has the meaning set forth in Section 3.01. “Insolvency Event” means (a) a Person’s (i) failure to generally pay its debts as such debts become due; (ii) admitting in writing its inability to pay its debts generally; or (iii) making a general assignment for the benefit of creditors; (b) any proceeding being instituted by or against any Person (i) seeking to adjudicate it bankrupt or insolvent; (ii) seeking liquidation, dissolution, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Law relating to bankruptcy, insolvency, or reorganization or relief of debtors; or (iii) seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, and in the case of any such proceeding instituted against any Person, either such proceeding shall remain undismissed for a period of one hundred twenty (120) days or any of the actions sought in such proceeding shall occur; or (c) any Person taking any corporate action to authorize any of the actions set forth above in this definition. “Insurance Premiums” has the meaning in Section 6.04. “Law(s)” means any constitution, statute, rule of law, code, ordinance, order, judgment, decree, injunction, rule, regulation, policy, requirement or administrative or judicial determination, even if unforeseen or extraordinary, of every duly constituted Governmental Authority, court or agency, now or hereafter enacted or in effect.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 A-4 4936-7403-8122.2 “Lease Rate” means a percentage equal to (a) the then-current Base Monthly Rental multiplied by twelve (12), divided by (b) the aggregate purchase price of all of the Properties paid by Lessor (or Lessor’s predecessor-in-interest). “Lease Term” has the meaning described in Section 3.01. “Legal Requirements” means the requirements of all present and future Laws (including, without limitation, Environmental Laws and Laws relating to accessibility to, usability by, and discrimination against, disabled individuals), all judicial and administrative interpretations thereof, including any judicial order, consent, decree or judgment, and all covenants, restrictions and conditions now or hereafter of record which may be applicable to Lessee or to any of the Properties, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or restoration of any of the Properties, even if compliance therewith necessitates structural changes or improvements or results in interference with the use or enjoyment of any of the Properties. “Lender” means any lender in connection with any loan secured by Lessor’s interest in any or all of the Properties, and any servicer of any loan secured by Lessor’s interest in any or all of the Properties. “Lessee Entity” or “Lessee Entities” means individually or collectively, as the context may require, Lessee and all Affiliates thereof. “Lessee Reporting Entities” means Lessee. “Lessee’s Information” has the meaning set forth in Section 18.05(b). “Lessor Entity” or “Lessor Entities” means individually or collectively, as the context may require, Lessor and all Affiliates of Lessor. “Losses” means any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, Costs, diminutions in value, fines, penalties, interest, charges, fees, judgments, awards, amounts paid in settlement and damages of whatever kind or nature, inclusive of bodily injury and property damage to third parties (including, without limitation, attorneys’ fees and other Costs of defense). “Material Adverse Effect” means a material adverse effect on (a) any Property, including without limitation, the operation of any Property as a Permitted Facility and/or the value of any Property; (b) the contemplated business, condition, worth or operations of any Lessee Entity; (c) Lessee’s ability to perform its obligations under this Lease; or (d) Lessor’s interests in any of the Properties, this Lease or the other Transaction Documents. “Monetary Obligations” means all Rental and all other sums payable or reimbursable by Lessee under this Lease to Lessor, to any third party on behalf of Lessor, or to any Indemnified Party. “Mortgages” means, collectively, the mortgages, deeds of trust or deeds to secure debt, assignments of rents and leases, security agreements and fixture filings executed by Lessor for the benefit of Lender with respect to any or all of the Properties, as such instruments may be

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 A-5 4936-7403-8122.2 amended, modified, restated or supplemented from time to time and any and all replacements or substitutions. “Net Award” means (a) the entire award payable with respect to a Property by reason of a Condemnation whether pursuant to a judgment or by agreement or otherwise; or (b) the entire proceeds of any insurance required under Section 6.03 payable with respect to a Property, as the case may be, and in either case, less any Costs incurred by Lessor in collecting such award or proceeds. “OFAC Laws” means Executive Order 13224 issued by the President of the United States, and all regulations promulgated thereunder, including, without limitation, the Terrorism Sanctions Regulations (31 CFR Part 595), the Terrorism List Governments Sanctions Regulations (31 CFR Part 596), the Foreign Terrorist Organizations Sanctions Regulations (31 CFR Part 597), and the Cuban Assets Control Regulations (31 CFR Part 515), and all other present and future federal, state and local Laws, ordinances, regulations, policies, lists (including, without limitation, the Specially Designated Nationals and Blocked Persons List) and any other requirements of any Governmental Authority (including without limitation, the U.S. Department of the Treasury Office of Foreign Assets Control) addressing, relating to, or attempting to eliminate, terrorist acts and acts of war, each as supplemented, amended or modified from time to time after the Effective Date, and the present and future rules, regulations and guidance documents promulgated under any of the foregoing, or under similar Laws, ordinances, regulations, policies or requirements of other states or localities. “Option Notice” has the meaning set forth in Section 17.01. “Other Agreements” means, collectively, all agreements and instruments now or hereafter entered into between, among or by (a) any of the Lessee Entities and, or for the benefit of, (b) any of the Lessor Entities, including, without limitation, leases, promissory notes and guaranties, but excluding this Lease and all other Transaction Documents. “Partial Condemnation” has the meaning set forth in Section 11.03. “Permitted Amounts” shall mean, with respect to any given level of Hazardous Materials or Regulated Substances, that level or quantity of Hazardous Materials or Regulated Substances in any form or combination of forms which does not constitute a violation of any Environmental Laws and is customarily employed in, or associated with, similar businesses located in the state or states where the Properties are located. “Permitted Facility” or “Permitted Facilities” means Industrial / Manufacturing facility, all related purposes such as ingress, egress and parking, and uses incidental thereto. “Person” means any individual, partnership, corporation, limited liability company, trust, unincorporated organization, Governmental Authority or any other form of entity. “Personalty” means any and all “goods” (excluding “inventory,” and including, without limitation, all “equipment,” “fixtures,” appliances and furniture (as “goods,” “inventory,” “equipment” and “fixtures” are defined in the applicable Uniform Commercial Code then in effect in the applicable jurisdiction)) from time to time situated on or used in connection with any of the Properties, whether now owned or held or hereafter arising or acquired, together with all

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 A-6 4936-7403-8122.2 replacements and substitutions therefore and all cash and non-cash proceeds (including insurance proceeds and any title and UCC insurance proceeds) and products thereof, and, in the case of tangible collateral, together with all additions, attachments, accessions, parts, equipment and repairs now or hereafter attached or affixed thereto or used in connection therewith. “Price Index” means the Consumer Price Index which is designated for the applicable month of determination as the United States City Average for All Urban Consumers, All Items, Not Seasonally Adjusted, with a base period equaling 100 in 1982 - 1984, as published by the United States Department of Labor’s Bureau of Labor Statistics or any successor agency. In the event that the Price Index ceases to be published, its successor index measuring cost of living as published by the same Governmental Authority which published the Price Index shall be substituted and any necessary reasonable adjustments shall be made by Lessor and Lessee in order to carry out the intent of Section 4.02. In the event there is no successor index measuring cost of living, Lessor shall reasonably select an alternative price index measuring cost of living that will constitute a reasonable substitute for the Price Index. “Prior Lease” has the meaning set forth in the second introductory paragraph of this Lease. “Property” or “Properties” means those parcels of real estate legally described on Exhibit B attached hereto, all rights, privileges, and appurtenances associated therewith, and all buildings, fixtures and other improvements now or hereafter located on such real estate (whether or not affixed to such real estate). “Purchase Option Area” has the meaning set forth in Section 17.01. “Real Estate Taxes” has the meaning set forth in Section 6.04. “Regulated Substances” means “petroleum” and “petroleum-based substances” or any similar terms described or defined in any of the Environmental Laws and any applicable federal, state, county or local Laws applicable to or regulating USTs. “REIT” means a real estate investment trust as defined under Section 856 of the Code. “Release” means any presence, release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials, Regulated Substances or USTs. “Remediation” means any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Materials, Regulated Substances or USTs, any actions to prevent, cure or mitigate any Release, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or any evaluation relating to any Hazardous Materials, Regulated Substances or USTs. “Rental” means, collectively, the Base Annual Rental and the Additional Rental.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 A-7 4936-7403-8122.2 “Rental Adjustment” means an amount equal to the lesser of (a) 2% of the Base Annual Rental in effect immediately prior to the applicable Adjustment Date, or (b) 1.25 multiplied by the product of (i) the percentage change between the Price Index for the month which is two months prior to the Price Index used for the immediately preceding Adjustment Date and the Price Index for the month which is two months prior to the applicable Adjustment Date; and (ii) the then current Base Annual Rental. “Requisition” means any temporary requisition or confiscation of the use or occupancy of any of the Properties by any Governmental Authority, civil or military, whether pursuant to an agreement with such Governmental Authority in settlement of or under threat of any such requisition or confiscation, or otherwise. “Reserve” has the meaning in Section 6.04. “Securities” has the meaning set forth in Section 18.10. “Securities Act” means of the Securities Act of 1933, as amended. “Securitization” has the meaning set forth in Section 18.10. “Sublease” has the meaning set forth in Section 14.04. “Successor Lessor” has the meaning set forth in Section 13.03. “Taking” means (a) any taking or damaging of all or a portion of the Properties (i) in or by condemnation or other eminent domain proceedings pursuant to any Law, general or special; or (ii) by reason of any agreement with any Governmental Authority condemnor in settlement of or under threat of any such condemnation or other eminent domain proceeding; or (b) any de facto condemnation. The Taking shall be considered to have taken place as of the later of the date actual physical possession is taken by the condemnor, or the date on which the right to compensation and damages accrues under the Law applicable to the Properties. “Temporary Taking” has the meaning set forth in Section 11.04. “Threatened Release” means a substantial likelihood of a Release which requires action to prevent or mitigate damage to the soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air or any other environmental medium comprising or surrounding any Property which may result from such Release. “Total Condemnation” has the meaning set forth in Section 11.02. “Transaction” has the meaning set forth in Section 14.01. “Transaction Documents” means this Lease, and all documents related thereto. “U.S. Publicly Traded Entity” means an entity whose securities are listed on a national securities exchange or quoted on an automated quotation system in the United States or a wholly-owned subsidiary of such an entity.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 A-8 4936-7403-8122.2 “USTs” means any one or combination of tanks and associated product piping systems used in connection with storage, dispensing and general use of Regulated Substances.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 B-1 4936-7403-8122.2 EXHIBIT B LEGAL DESCRIPTIONS AND STREET ADDRESSES OF THE PROPERTIES Street Addresses: 3830/3838 Majestic St., Houston, TX 77026 3600 Union St., Mineral Ridge, OH 44440 1701 N. US Highway 385, Andrews, TX 79714 4325 Old Tasso Rd, Cleveland, TN 37312 300 International Blvd, Fountain Inn, SC 29644 Legal Descriptions: Address: 3830/3838 Majestic Street, Houston, Texas 77026 Legal Description: THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF Harris, STATE OF TX, AND IS DESCRIBED AS FOLLOWS: 9.9666 ACRES OF LAND, LYING AND BEING SITUATED IN THE HARRIS AND WILSON TWO LEAGUE GRANT, ABSTRACT 92, HARRIS COUNTY, TEXAS AND BEING THE SAME PROPERTY DESCRIBED IN DEED RECORDED IN VOLUME 5999, PAGE 513, DEED RECORDS OF HARRIS COUNTY, TEXAS; SAID 9.9666 ACRES OF LAND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT A 5/8" IRON ROD IN THE EASTERLY LINE OF MAJESTIC BOULEVARD, BASED ON 100 FEET IN WIDTH, SAME MARKING THE SOUTHWESTERLY CORNER OF BLOCK 10 OF LIBERTY GARDENS SUBDIVISION ACCORDING TO PLAT THEREOF RECORDED IN VOLUME 1163, PAGE 39, DEED RECORDS OF HARRIS COUNTY, TEXAS; THENCE N 89°16' E, ALONG THE SOUTHERLY LINE OF THE SAID BLOCK 10, A DISTANCE OF 169.11 FEET TO A 5/8" IRON ROD FOR ITS SOUTHEASTERLY CORNER; THENCE N 0°16' E, ALONG THE EASTERLY LINE OF THE SAID BLOCK 10, A DISTANCE OF 253.52 FEET TO A 5/8" IRON ROD FOR CORNER; THENCE N 89° 37' E, A DISTANCE OF 435.60 FEET TO A 2" STEEL FENCE CORNER POST FOR CORNER;

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 A-2 4936-7403-8122.2 THENCE S 0° 07' E, A DISTANCE OF 610.70 FEET TO A ¾" IRON ROD IN THE NORTHERLY LINE OF THE T. & N. O. RAILROAD RIGHT OF WAY; THENCE S 64° 08' W, ALONG SAID RAILROAD RIGHT OF WAY, 474.80 FEET TO A ¾" IRON ROD FOR CORNER; THENCE, IN A SOUTHWESTERLY DIRECTION ALONG A CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 12° 27' 59" AND A RADIUS OF 458.37 FEET FOR A DISTANCE OF 99.73 FEET, THE LONG CHORD OF SAID CURVE BEARING S 23° 14' W 99.45 FEET TO A ¾" IRON ROD; THENCE IN A SOUTHWESTERLY DIRECTION, ALONG A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 25° 03' 54" AND A RADIUS OF 458.37 FEET FOR A DISTANCE OF 200.52 FEET TO THE LONG CHORD OF SAID CURVE BEARING S 18° 09' W, 199.10 FEET TO A ¾" IRON ROD FOR CORNER; THENCE N 89° 29' W, 60.55 FEET TO A ¾" IRON ROD IN THE AFORE-MENTIONED EASTERLY LINE OF MAJESTIC BOULEVARD; THENCE N 1° 14' W, ALONG THE EASTERLY LINE OF MAJESTIC BOULEVARD 839.50 FEET TO THE POINT OR PLACE OF BEGINNING AND CONTAINING AS AFORESAID 9.9666 ACRES OF LAND. SAVE AND EXCEPT THAT TRACT OR PARCEL OF LAND CONVEYED TO FRIEDMAN INDUSTRIES, INCORPORATED, A TEXAS CORPORATION BY WARRANTY DEED FILE FOR RECORD JUNE 13, 1989 UNDER COUNTY CLERK'S FILE NUMBER M195697, OFFICIAL RECORDS, HARRIS COUNTY, TEXAS. BEING ALSO DESCRIBED AS FOLLOWS: 9.8679 ACRES OF LAND, LYING AND BEING SITUATED IN THE HARRIS AND WILSON TWO LEAGUE GRANT, ABSTRACT 92, HARRIS COUNTY, TEXAS AND BEING THE SAME PROPERTY DESCRIBED IN DEED RECORDED IN VOLUME 5999, PAGE 513, DEED RECORDS OF HARRIS COUNTY, TEXAS, SAVE AND EXCEPT THAT TRACT OR PARCEL OF LAND CONVEYED TO FRIEDMAN INDUSTRIES, INCORPORATED, A TEXAS CORPORATION BY WARRANTY DEED FILE FOR RECORD JUNE 13, 1989 UNDER COUNTY CLERK'S FILE NUMBER M195697, OFFICIAL RECORDS, HARRIS COUNTY, TEXAS; SAID 9.8679 ACRES OF LAND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT A 3/8" IRON ROD IN THE EASTERLY LINE OF MAJESTIC BOULEVARD, BASED ON 100 FEET IN WIDTH, SAME MARKING THE SOUTHWESTERLY CORNER OF BLOCK 10 OF LIBERTY GARDENS SUBDIVISION ACCORDING TO PLAT THEREOF RECORDED IN VOLUME 1163, PAGE 39, DEED RECORDS OF HARRIS COUNTY, TEXAS; THENCE N 89°26'14" E, ALONG THE SOUTHERLY LINE OF THE SAID BLOCK 10, A DISTANCE OF 169.11 FEET TO A POINT FOR CORNER WITH A FENCE POST FOR REFERENCE BEARING N 64°24'46"E, 2.14 FEET;

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 A-3 4936-7403-8122.2 THENCE N 00°26'14" E , ALONG THE EASTERLY LINE OF THE SAID BLOCK 10, A DISTANCE OF 253.52 FEET TO A 1/2" IRON ROD FOUND FOR CORNER; THENCE N 89°47'14" E, A DISTANCE OF 434.58 FEET TO A POINT FOR CORNER WITH A FENCE POST FOR REFERENCE BEARING N 17°48'22"W, 4.21 FEET; THENCE S 00°00'12" W, A DISTANCE OF 570.68 FEET TO A POINT FOR CORNER WITH A 5/8" IRON ROD FOUND FOR REFERENCE BEARING S 00°00'12" W, 3.17 FEET; THENCE S 49°13'11" W, ALONG THE NORTHERLY LINE OF SAID SAVE AND EXCEPT TRACT, A DISTANCE OF 128.86 FEET TO A POINT FOR CORNER IN THE NORTHERLY LINE OF THE T. & N. O. RAILROAD RIGHT OF WAY WITH A FENCE POST FOUND FOR REFERENCE BEARING S 47°32'07" W, 0.22' FEET; THENCE S 64°09'43" W, ALONG SAID RAILROAD RIGHT OF WAY, 364.02 FEET TO A 3/4" IRON ROD FOR CORNER; THENCE, IN A SOUTHWESTERLY DIRECTION ALONG A CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 12°27'18" AND A RADIUS OF 458.37 FEET FOR A DISTANCE OF 99.64 FEET, THE LONG CHORD OF SAID CURVE BEARING S 23°16'12" W, A DISTANCE OF 99.44 FEET TO A 3/4" IRON ROD; THENCE IN A SOUTHWESTERLY DIRECTION, ALONG A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 25°03'33" AND A RADIUS OF 458.37 FEET FOR A DISTANCE OF 200.47 FEET, THE LONG CHORD OF SAID CURVE BEARING S 18°10'22" W, 198.88 FEET TO A 3/4" IRON ROD FOR CORNER; THENCE N 89°34'36" W, 61.05 FEET TO A 3/4" IRON ROD IN THE AFORE-MENTIONED EASTERLY LINE OF MAJESTIC BOULEVARD; THENCE N 1°14'00" W, ALONG THE EASTERLY LINE OF MAJESTIC BOULEVARD 836.77 FEET TO THE POINT OR PLACE OF BEGINNING AND CONTAINING AS AFORESAID 9.8679 ACRES OF LAND. Address: 3600 Union Street, Mineral Ridge, Ohio 44440 Legal Description: Situated in the Township of Weathersfield, County of Trumbull and State of Ohio, and known as being Lot No. 2 in the James R. Sabatine Plat No. 1, a subdivision of part of the Original Mineral Ridge Out Lot No. 103, as recorded in Volume 50, Page 63 of Trumbull County Record of Maps. Parcel No : 21-901103 Commonly known as: Union Street, Mineral Ridge, Ohio 44440

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 A-4 4936-7403-8122.2 TOGETHER WITH easements for ingress/egress, access and storm sewer as granted and more fully set forth in Easement Agreement recorded June 25, 2001 in Instrument #200106250023338, Trumbull County Records. Address: 1701 North US 385, Andrews, Texas 79714 Legal Description: Tracts 4, 5, 6, 7, 8, 9, 10, 11, 12 and 13, Andrews Industrial Subdivision, a subdivision out of the E/2 of Section 16, Block A-45, P.S.L., Andrews County, Texas according to the map or plat thereof recorded in Volume 3, Page 36, Plat Records of Andrews County, Texas. Address: 4325 Old Tasso Road NE, Cleveland, Tennessee 37312 Legal Description: TRACT III LAND IN BRADLEY COUNTY TENNESSEE AND BEING KNOWN AS LOT 1 ON THE FINAL PLAT OF OLD TASSO ROAD PROPERTIES OF RECORD IN PLAT BOOK 25, PAGE 122, IN THE REGISTER'S OFFICE FOR BRADLEY COUNTY, TO WHICH PLAT REFERENCE IS HEREBY MADE FOR A MORE COMPLETE AND ACCURATE DESCRIPTION. BEING PROPERTY CONVEYED TO MANUFACTURER'S SOAP & CHEMICAL COMPANY, A TENNESSEE CORPORATION BY DEEDS OF RECORD IN DEED BOOK 331, PAGE 20, DEED BOOK 352, PAGE 696, RECORD BOOK 2054, PAGE 96 AND RECORD BOOK 2056, PAGE 82, IN THE REGISTER'S OFFICE FOR BRADLEY COUNTY, TENNESSEE. Address: 300 International Boulevard, Fountain Inn, South Carolina 29644 Legal Description: ALL THAT CERTAIN PIECE, PARCEL OR TRACT OF LAND, CONTAINING 16.93 ACRES, MORE OR LESS, SITUATE, LYING AND BEING ON THE WESTERN SIDE OF INTERNATIONAL BOULEVARD, IN THE COUNTY OF LAURENS, STATE OF SOUTH CAROLINA, AS SHOWN ON A PLAT ENTITLED "BOUNDARY SURVEY FOR LPC OF S.C., INC.", PREPARED BY THOMAS P. DOWLING, RLS, DATED OCTOBER 10, 1996, LAST REVISED DECEMBER 12, 1996, AND RECORDED IN THE ROD OFFICE FOR LAURENS COUNTY, SOUTH CAROLINA, IN PLAT BOOK A-152 AT PAGES 7 AND 8, REFERENCE TO WHICH IS HEREBY CRAVED FOR A METES AND BOUNDS DESCRIPTION THEREOF.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 C-1 4936-7403-8122.2 EXHIBIT C FORM OF AUTHORIZATION AGREEMENT – PRE-ARRANGED PAYMENTS

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 D-1 4936-7403-8122.2 EXHIBIT D STATE-SPECIFIC PROVISIONS OHIO: Upon receipt of Lessor’s invoice, Lessee shall pay its pro rata share of the installment of taxes for which Lessee is responsible pursuant to Section 6.01(a) (Taxes) which were a lien during the Lease Term but are due and payable following the expiration of this Lease. Notwithstanding Section 7.02 (Alterations and Improvements), prior to commencing any alterations to the Properties, Lessee shall prepare, record, serve and post a Notice of Commencement in compliance with Ohio Revised Code Section 1311.04. Upon completion of such improvements, Lessee shall prepare and record a termination of the Notice of Commencement. Copies of all Notices of Commencement and terminations shall be delivered to Lessor within seven (7) days of recording. NORTH CAROLINA: All references in the Lease to “attorney’s fees” shall be deemed to refer to “reasonable attorney’s fees”. TEXAS: 1. Lessor and Lessee are knowledgeable and experienced in commercial transactions and agree that the provisions of this Lease for determining charges, amounts and additional rent payable by Lessee are commercially reasonable and valid even though such methods may not state a precise mathematical formula for determining such charges. ACCORDINGLY, LESSEE VOLUNTARILY AND KNOWINGLY WAIVES ALL RIGHTS AND BENEFITS OF LESSEE UNDER SECTION 93.012 OF THE TEXAS PROPERTY CODE. 2. To the extent not prohibited by applicable Law, Lessee hereby waives any statutory lien it may have against Lessor or its assets, including without limitation, the Properties and any Personalty. 3. Lessee hereby waives, for itself and all persons or entities claiming by, through, and under Lessee, including creditors of all kinds, (a) any right and privilege which Lessee has under any present or future constitution, statute, or rule of law to redeem the Properties or to have a continuance of this Lease for the Lease Term after termination of Lessee's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease; (b) the benefits of any present or future constitution, statute or rule of law that exempts property from liability for debt or for distress for rent; (c) any provision of law relating to notice or delay in levy of execution in case of eviction of a Lessee for nonpayment of rent; and (d) any benefits and lien rights which may arise pursuant to Section 91.004 of the Texas Property Code. In any event, Lessor and Lessee hereby acknowledge and agree that no lien or

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 4936-7403-8122.2 set-off rights of Lessee shall arise or attach under any circumstances until Lessee shall have obtained a final, binding and nonappealable judgment in its favor from a court of competent jurisdiction.

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 4936-7403-8122.2 SCHEDULE 9.03 SUPPLEMENTAL FINANCIAL INFORMATION Lessee shall deliver the following information in connection with delivery of the corporate financial statements required in Section 9.03 of the Lease. Corporate Financial Reporting Certificate Company: For the Qtr or FYE ending # of months represented Number of units operating at the end of reporting period EBITDAR Calculation: Net Income Plus: Interest Expense Plus: Taxes Plus: Depreciation & Amortization Plus: Operating Lease Expense Plus: Any non-recurring expenses (please clarify below) Plus: Any other non-cash expenses (please clarify below) EBITDAR Items required to be broken out of Balance Sheet: Current Portion of Long-Term Debt Current Portion of any Capital Leases Senior Third-Party Debt Balances Subordinate/Related Party Debt Balances Explanations of non-recurring and non-cash items:

STORE/ Ascent (Synalloy) Seventh Amended and Restated Master Lease File No. 7210/02-475 ii 4936-7403-8122.2 Lessee shall deliver the following information in connection with delivery of the unit-level financial statements required in Section 9.03 of the Lease. STORE Capital Unit-Level Financial Reporting Certificate Unit ID: 1 2 3 For the Qtr or FYE ending # of months represented Store-Level pre-corporate overhead EBITDAR Calculation: Store-Level Net Income Plus: Interest Expense Plus: Taxes Plus: Depreciation & Amortization Plus: Property Rent Expense (base rent + any % rent) Plus: Any corporate overhead allocations to the unit Plus: Any non-recurring expenses (please clarify below) Plus: Any other non-cash expenses (please clarify below) EBITDAR Items required to be broken out on unit-level profit and loss statement: Cost Goods Sold Labor Expenses Explanations of non-recurring and non-cash items: